EXHIBIT 10.3

PURCHASE AGREEMENT BETWEEN BEHRINGER HARVARD 1875 LAWRENCE, LLC a Delaware limited liability company AS SELLER
AND BRIDGE ACQUISITIONS AND DISPOSITIONS, LLC an Utah limited liability company AS PURCHASER covering and describing
1875 LAWRENCE OFFICE BUILDING in Denver County, Colorado

DLI-6478357v11

EXHIBIT 10.3

PURCHASE AGREEMENT
THIS PURCHASE AGREEMENT (this “Agreement”) is entered into as of May 1, 2014, (the “Effective Date”) between BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company (“Seller”), and BRIDGE ACQUISITIONS AND DISPOSITIONS, LLC, an Utah limited liability company (“Purchaser”).
ARTICLE I

PURCHASE AND SALE
1.1    Agreement of Purchase and Sale. In consideration of their covenants set forth in this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, for the Purchase Price (as hereinafter defined) and on the terms and conditions set forth herein, the following:
(a)    All of the land situated in the City of Denver, the County of Denver and the State of Colorado, described on Exhibit A attached hereto and made a part hereof, together with all right, title and interest of Seller in and to all benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or appertaining thereto, and together with all right, title and interest of Seller in and to adjacent streets, alleys and rights-of-way (the “Real Estate”).
(b)    All structures, buildings, improvements and fixtures, including without limitation all equipment and appliances, used in connection with the operation or occupancy thereof, such as heating and air-conditioning systems and facilities used to provide any utility services, parking services, refrigeration, ventilation, trash disposal or other services owned by Seller and located on the Real Estate (“Improvements”).
(c)    All personal property owned by Seller located on or in the Real Estate or Improvements and used in connection with the operation and maintenance of the Real Estate or Improvements as more particularly described on Schedule 1.1(c) attached hereto and made a part hereof (“Personal Property”).
(d)    Seller’s interest in all leases and other agreements to occupy the Real Estate and/or the Improvements, or any portion thereof, as amended from time to time, in effect on the date of Closing, as hereinafter defined (all such leases and agreements being sometimes collectively referred to herein as “Leases”).
(e)    All intangible property owned by Seller and used in connection with the Real Estate, Improvements and Personal Property, including specifically, without limitation, all right, title and interest of Seller in and to the following (collectively, the “Intangible Property”): (i) all trademarks and trade names used in connection with any part of the Real Estate and Improvements (specifically excluding, however, the name “Behringer” or “Behringer Harvard,” any derivative thereof or any name which includes the words “Behringer” or “Behringer Harvard” or any derivative thereof), and any website or URL related to the Property (as hereinafter defined), if any, but specifically excluding any website or URL owned by Behringer, its affiliates or the property manager of the Property; (ii) all plans and specifications, if any, in the possession of Seller which were prepared in connection with the construction of any of the Improvements, (iii) all licenses, permits and warranties now in effect with respect to the Real Estate, Improvements and Personal Property, and (iv) all written contracts (excluding the Leases) and equipment leases as more particularly described on Schedule 1.1(e) attached hereto and made a part hereof (“Contracts”) and all rights of Seller thereunder relating

PURCHASE AGREEMENT    Page 1
DLI-6478357v11

EXHIBIT 10.3

to equipment or property located upon the Property, in effect at Closing and relating solely to the Property and which Purchaser elects to assume pursuant to Section 5.4(c) herein but only to the extent that such Contracts are assignable by Seller without any necessary third party consent, or to the extent that all necessary third party consents to such assignments have been obtained (provided that Seller shall not be obligated to obtain such third party consents).
1.2    Property Defined. The Real Estate, Improvements, Personal Property, Leases and Intangible Property are sometimes collectively referred to herein as the “Property.”
1.3    Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions pursuant to Article II hereof (herein referred to collectively as the “Permitted Exceptions”).
1.4    Purchase Price. The purchase price for the Property shall be FORTY-SEVEN MILLION ONE HUNDRED THOUSAND DOLLARS ($47,100,000) (“Purchase Price”).
1.5    Payment of Purchase Price. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Purchaser prior to the Closing.
1.6    Earnest Money. Within three (3) business days after the Effective Date, Purchaser shall deposit with Chicago Title Insurance Company (the “Title Company”), having its office at 2828 Routh Street, Suite 800, Dallas, Texas 75201, Attention: Ellen Schwab (the “Escrow Agent”), the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) (the “First Deposit”) in good funds, either by certified bank or cashier’s check or by federal wire transfer. If Purchaser does not exercise the right to terminate this Agreement in accordance with Section 2.3 or Section 3.2 hereof, Purchaser shall, within three (3) calendar days after the last day of the Inspection Period (as such term is defined in Section 3.2 hereof), deposit with the Escrow Agent the additional sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) (the “Second Deposit”) in good funds, either by certified bank or cashier’s check or by federal wire transfer as an additional deposit under this Agreement. The Escrow Agent shall hold the First Deposit and the Second Deposit in a federally insured interest-bearing account, if available, or an equivalent interest-bearing account in accordance with the terms and conditions of this Agreement. The First Deposit and the Second Deposit, together with all interest earned on such sums, are herein referred to collectively as the “Earnest Money.” All interest accruing on such sums shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. If Purchaser fails to deliver the Second Deposit to the Escrow Agent within the time period specified above, this Agreement shall terminate automatically on the date that Second Deposit was due, Escrow Agent shall deliver the First Deposit with any accrued interest to Purchaser promptly thereafter and neither party shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. Time is of the essence for the delivery of Earnest Money under this Agreement. After the expiration of the Inspection Period, the Earnest Money shall become non-refundable to Purchaser unless otherwise expressly set forth in this Agreement. The Earnest Money shall be applied to the Purchase Price at Closing unless otherwise set forth herein.
1.7    Intentionally Deleted.
1.8    Contingency. Notwithstanding anything herein to the contrary, Seller has informed Purchaser and Purchaser has acknowledged that the sale of the Property by Seller is contingent upon Seller obtaining the approval of the board of directors of Behringer Harvard Opportunity REIT II, Inc. for the disposition of the Property to Purchaser in accordance with the terms of this Agreement (“Board Approval”). In the event

PURCHASE AGREEMENT    Page 2
DLI-6478357v11

EXHIBIT 10.3

that Seller has not obtained Board Approval prior to the expiration of the Inspection Period, Seller may terminate this Agreement prior to the end of the Inspection Period by delivering written notice of termination to Purchaser prior to the expiration of the Inspection Period and Purchaser’s sole and exclusive remedy shall be to receive an immediate refund of the Earnest Money from the Escrow Agent and neither party shall have any further obligations hereunder except those obligations that expressly survive termination. All other remedies, whether available at law or equity, are hereby expressly waived by Purchaser.
ARTICLE II

TITLE AND SURVEY
2.1    Title Commitment. Seller has caused the Title Company to deliver to Purchaser, at Seller’s expense, (a) a title commitment (“Commitment”) for an owner’s policy of title insurance issued by the Title Company, and (b) legible copies of all instruments referenced in Schedule B of the Commitment.
2.2    Survey. Seller has delivered to Purchaser, at Seller’s expense, the existing survey (the “Existing Survey”) of the Real Estate and Improvements. Purchaser shall, at its sole cost, be responsible for obtaining an updated survey (the “Updated Survey,” and together with the Existing Survey, the “Survey”) within twenty (20) days of the Effective Date.
2.3    Review of Commitment and Survey. Subject to Section 2.7 below, Purchaser shall within ten (10) days after the Effective Date (the “Title Review Period”) notify Seller in writing of such objections as Purchaser may have to anything contained in the Commitment or the Existing Survey; provided, however, that Purchaser shall not have the right to object to any Permitted Exceptions described in Section 2.5 below. If Purchaser fails to object in writing to any item contained in the Commitment or the Existing Survey during the Title Review Period, Purchaser shall be deemed to have waived its right to object to such item, and such item shall thereafter be deemed a Permitted Exception. In the event that Purchaser objects to any item contained in the Commitment or the Existing Survey within the Title Review Period (such items being herein referred to as “Title Defects”), Seller shall notify Purchaser in writing within five (5) days following the date of Purchaser’s notice of such Title Defects (the “Cure Period”) that either (a) the Title Defects have been, or will be at or prior to Closing, removed from the Commitment or the Updated Survey, as the case may be, or (b) Seller has failed to arrange to have the Title Defects removed.
2.4    Failure to Cure Title Defects. If upon the expiration of the Cure Period Seller has not notified Purchaser that Seller has arranged to have the Title Defects removed, then Purchaser may elect (which election must be made in writing within five (5) days following expiration of the Cure Period) either: (a) to terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser as Purchaser’s sole remedy hereunder; or (b) to take title to the Real Estate and Improvements subject to such Title Defects and all Permitted Exceptions. If Purchaser does not, within five (5) days after the expiration of the Cure Period, send written notice to Seller of its election to terminate this Agreement pursuant to clause (a) of the preceding sentence, then: (x) Purchaser shall be deemed to have elected to take title to the Real Estate and Improvements subject to such Title Defects and all Permitted Exceptions without any reduction in the Purchase Price; (y) all Title Defects not removed from the Commitment or the Survey will thenceforth be deemed Permitted Exceptions; and (z) this Agreement shall remain in full force and effect. Anything to the contrary in this Agreement notwithstanding, Seller shall have no affirmative obligation hereunder to expend any funds or incur any liabilities in order to cause any matters shown in the Commitment or the Survey to be removed, cured or insured over, except that Seller shall pay or discharge any lien or encumbrance arising after the date hereof and voluntarily created or assumed by Seller and not created by or resulting from the acts of Purchaser or other parties not related to Seller. If the Commitment (or any subsequent revision thereof) discloses exceptions other than the Permitted Exceptions, and other than those which Seller has agreed to

PURCHASE AGREEMENT    Page 3
DLI-6478357v11

EXHIBIT 10.3

insure against, pay or discharge, then unless Purchaser agrees to accept title to the Real Estate and Improvements subject to such Title Defects and all Permitted Exceptions without reduction of the Purchase Price, Seller may, at its option, terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser as Purchaser’s sole remedy under this Agreement.
2.5    Other Permitted Exceptions. In addition to those matters shown in the Commitment and the Survey which become Permitted Exceptions pursuant to Section 2.4 above, the following shall also be deemed to be Permitted Exceptions: (a) the Leases; (b) taxes and standby fees for the year in which Closing occurs; (c) liens and encumbrances arising after the date hereof that are either caused by the acts or omissions of Purchaser or to which Purchaser consents in writing; and (d) any liens or encumbrances of a definite or ascertainable amount, provided that Seller causes such liens or encumbrances to be insured around such that same do not appear as an exception in the owner’s title insurance policy issued to Purchaser pursuant to the Commitment.
2.6    Owner Title Policy. Subject to the provisions of Section 2.4, on the Closing Date Seller shall cause the Title Company to be committed to issue an owner’s title insurance policy in the amount of the Purchase Price at Seller’s cost insuring fee simple title in Purchaser as of the Closing Date, in accordance with the Commitment, subject only to the Permitted Exceptions, as evidenced by the issuance of a proforma of the owner’s title insurance policy or a “marked up” Commitment for the owner’s title insurance policy agreed to by the Title Company; provided, however, that Seller shall have no obligation to pay anything other than the basic premium for such title insurance policy. Any modification or endorsement to the title insurance policy that Purchaser desires to obtain shall be at the sole expense of Purchaser.
2.7    Expiration of Inspection Period. It is the intent of the parties that the right granted to Purchaser to terminate this Agreement shall expire upon the expiration of the Inspection Period, notwithstanding that the Title Review Period, the Cure Period or any election period may extend beyond the expiration of the Inspection Period. Accordingly, notwithstanding anything contained herein to the contrary, if Purchaser has not terminated this Agreement pursuant to Section 2.4(a) prior to the expiration of the Inspection Period, then Purchaser shall no longer have any right to terminate this Agreement under Section 2.4(a), and in such event Purchaser shall be bound to accept title to the Property under the conditions specified in Sections 2.4(x), 2.4(y) and 2.4(z) above.
2.8    New Title Defects. In the event that, after the expiration of the Title Review Period and prior to Closing, a revision of the Title Commitment or the Updated Survey reveals a matter objectionable to Purchaser that was not disclosed to Purchaser prior to the expiration of the Title Review Period and such matter is not a Permitted Exception (a “New Title Defect”), Purchaser shall have five (5) days after such matter is disclosed to Purchaser to send written notice to Seller of such New Title Defect (it being agreed that if Purchaser fails to object to any New Title Defect within such five-day period, then such New Title Defect shall thereafter be deemed a Permitted Exception). Seller shall notify Purchaser in writing within five (5) days following the date of Purchaser’s notice of such New Title Defect (the “New Title Defect Cure Period”) that either (a) such New Title Defect has been, or will be at or prior to Closing, removed from the Commitment or the Updated Survey, as the case may be, or (b) Seller has failed to arrange to have the New Title Defect removed. If, upon the expiration of the New Title Defect Cure Period, Seller has not notified Purchaser that Seller has arranged to have the New Title Defect removed prior to Closing, then Purchaser may elect (which election must be made in writing within five (5) days following expiration of the New Title Defect Cure Period) either: (i) to terminate this Agreement as Purchaser’s sole remedy hereunder (in which event the Earnest Money shall be returned to Purchaser); or (ii) to take title to the Real Estate and Improvements subject to such New Title Defect and all Permitted Exceptions. If Purchaser does not, within five (5) days after the expiration of the New Title Defect Cure Period, send written notice to Seller of its election to terminate this Agreement pursuant to clause (i) of the preceding sentence, then (x) Purchaser shall

PURCHASE AGREEMENT    Page 4
DLI-6478357v11

EXHIBIT 10.3

be deemed to have elected to take title to the Real Estate and Improvements subject to such New Title Defect and all Permitted Exceptions without any reduction in the Purchase Price; (y) the New Title Defect will thenceforth be deemed a Permitted Exception; and (z) this Agreement shall remain in full force and effect.
ARTICLE III

INSPECTION PERIOD
3.1    Property Documents. On April 10, 2014 (the “Delivery Date”), Seller delivered through a secure website or make available to Purchaser at the Property, to the extent (and only to the extent) that such items are available and in Seller’s actual possession or in the actual possession of the management company engaged by Seller to manage the Property, the documents described on Exhibit B attached hereto and made a part hereof for all purposes (the “Property Documents”). Purchaser hereby acknowledges and agrees that the Property Documents were delivered to Purchaser or made available to Purchaser either at the Property or via a secure website on the Delivery Date and, if requested by Seller, Purchaser shall execute instruments acknowledging receipt of any other document delivered or made available to Purchaser in connection with the transaction contemplated hereby. During the Inspection Period (as hereinafter defined), Purchaser may inspect the Property Documents during normal business hours and may photocopy same at Purchaser’s expense. Notwithstanding the foregoing provisions, Seller shall not be obligated to deliver to Purchaser any report described in Exhibit B if the terms of such report restricts Seller from doing so. With respect to any environmental report or other report described in Exhibit B which Seller delivers to Purchaser, Purchaser understands and agrees that (a) such report shall be delivered to Purchaser for general information purposes only, (b) Purchaser shall not have any right to rely on any report received from Seller and will not rely thereon, but rather will rely on inspections and reports performed by or on behalf of Purchaser, and (c) Seller shall have absolutely no liability for any inaccuracy in or omission from any report which it delivers to Purchaser. Any failure of Seller to timely deliver any additional documents related to the Property as requested by Purchaser after the Effective Date (the “Additional Property Documents”) will not extend the Inspection Period beyond the period prescribed in Section 3.2 hereof, and Purchaser’s sole and exclusive remedy on account of any such failure will be to terminate this Agreement prior to the expiration of the Inspection Period in accordance with the provisions of Section 3.3. Seller makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in the Property Documents or the Additional Property Documents.
3.2    Right of Inspection. Until 5 p.m., Dallas, Texas time on May 16, 2014 (the “Inspection Period”), Purchaser and its representatives (including Purchaser’s architects, engineers and consultants) shall have the right to examine the Property Documents and to make a physical inspection of the Property (including the right to conduct such soil, engineering, environmental, hazardous or toxic material, noise pollution, seismic or other physical test, study or investigation as Purchaser may desire, provided, however, that Purchaser must obtain Seller’s consent, which may be withheld in Seller’s sole discretion, to any physically invasive testing or any testing involving sampling). In this regard, Purchaser and its authorized agents and representatives shall be entitled to enter upon the Property at all reasonable times during the Inspection Period, upon reasonable prior written notice (which may be by email) to Seller at least forty-eight (48) hours prior to the intended date of entry to permit Seller to schedule in an orderly manner Purchaser’s examination of the Property and to provide at least twenty-four (24) hours advance written notice to any affected tenants and while accompanied by a representative of Seller, subject to the rights of tenants of the Property under the Leases. Each such notice requesting access shall specify the intended date of entry and shall provide a detailed description of the proposed Purchaser inspections, including, without limitation, a list of contractors who will be performing the proposed Purchaser inspections, a copy, if applicable, of the Purchaser’s testing plan involving any test or investigation involving physical disturbance, sampling or invasive testing of any

PURCHASE AGREEMENT    Page 5
DLI-6478357v11

EXHIBIT 10.3

portion of the Property and such other information as Seller reasonably requires in connection with such proposed Purchaser inspection. After Seller has received advance notice as provided above and Seller has given approval of both the request and any testing plan, Purchaser or its designated Purchaser representatives may enter upon the Property during normal business hours for purposes of analysis or other tests and inspections which may be deemed necessary by Purchaser for the Purchaser’s inspection, except as limited in this Agreement. All activities by Purchaser or its representatives during the Inspection Period shall be coordinated through Seller’s designated representative, Jeff Carter, including, but not limited to, contact with tenants, and Seller shall have the right to have a representative present during any meetings with tenants. All inspections shall occur at reasonable times agreed upon by Seller and Purchaser and shall be conducted in compliance with all applicable laws and so as not to unreasonably interfere with use of the Property by Seller or tenants of the Property. Neither Purchaser nor any representative or agent of Purchaser shall injure or otherwise cause bodily harm to Seller, the property manager, or their respective guests, agents, invitees, contractors and employees or any tenant of the Property or their guests or invitees or have any authority to do anything that may result in a lien or encumbrance against the Property in connection with such testing or investigations. Without limiting the foregoing, however, Purchaser agrees to promptly pay when due all costs associated with Purchaser’s testing and investigations and not to cause, permit or suffer any lien or encumbrance to be asserted against the Property related to such testing or investigations. In no event shall Purchaser or its representatives perform any off-site testing. Purchaser will use its best efforts to minimize any disruption or interference caused by any such testing and will repair damage caused by such testing and will be responsible for restoring the Property to substantially the condition existing prior to Purchaser’s entry, including, without limitation, promptly filling and compacting any holes. Purchaser shall remove from the Property any waste materials generated by or during any permitting testing and Purchaser shall be the designated generator of any such waste materials. Before and during Purchaser inspections, Purchaser and each Purchaser representative conducting any Purchaser inspection shall maintain workers’ compensation insurance in accordance with applicable law, and Purchaser, or the applicable Purchaser representative conducting any Purchaser inspection, shall maintain (a) commercial general liability insurance with limits of at least Three Million Dollars ($3,000,000) for bodily or personal injury or death, (b) property damage insurance in the amount of at least One Million Dollars ($1,000,000), and (c) contractual liability insurance. Purchaser shall deliver to Seller evidence of such workers’ compensation insurance and a certificate evidencing the commercial general liability, property damage and contractual liability insurance before conducting any Purchaser inspection on the Property. Each such insurance policy shall be written by a reputable insurance company having a rating of at least “A+:VII” by Best’s Rating Guide (or a comparable rating by a successor rating service), and shall otherwise be subject to Seller’s prior approval.
3.3    Right of Termination Seller agrees that in the event Purchaser determines, in its sole discretion, that the Property is not suitable for its purposes, then Purchaser shall have the right (“Purchaser’s Termination Right”) to terminate this Agreement on or before the expiration of the Inspection Period. Purchaser’s Termination Right shall be exercisable only by sending written notice of termination (the “Notice of Termination”) to Seller prior to the expiration of the Inspection Period. In the event that Purchaser timely exercises Purchaser’s Termination Right, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. If Purchaser fails to send Seller a Notice of Termination prior to the expiration of the Inspection Period, Purchaser shall be deemed to have approved the Property Documents and the Property in all respects and Purchaser’s Termination Right shall automatically and irrevocably expire.
3.4    Payment of Certain Expenses upon Termination. Notwithstanding anything contained in this Agreement to the contrary, in the event that Purchaser exercises Purchaser’s Termination Right, Purchaser shall be responsible for payment of any escrow costs charged by the Title Company in connection with this Agreement. In addition, to the extent not already done, Purchaser will promptly restore the Property to its original condition if damaged or changed due to the tests and inspections performed by Purchaser, free of

PURCHASE AGREEMENT    Page 6
DLI-6478357v11

EXHIBIT 10.3

any mechanic’s or materialman’s liens or other encumbrances arising out of any of the inspections or tests, and will provide Seller, at no cost to Seller, with a copy of the results of any tests and inspections made by Purchaser, excluding any market and economic feasibility studies. The provisions of this Section 3.4 shall survive any termination of this Agreement.
3.5    Indemnity and Release. Purchaser hereby indemnifies and agrees to defend and hold Seller and the Property harmless of and from any and all losses, liabilities, costs, expenses (including, without limitation, reasonable attorneys’ fees and costs of court), damages, liens, claims (including, without limitation, mechanics’ or materialmen’s liens or claims of liens), actions and causes of actions arising from or relating to Purchaser’s (or Purchaser’s agents, independent contractors, servants, employees or representatives) entering upon the Property to test, study, investigate or inspect the same or any part thereof, whether pursuant to Section 3.2 or otherwise, except to the extent arising solely from the gross negligence or willful misconduct of Seller or related to any pre-existing conditions on the Property so long as following the discovery of the pre-existing condition that Purchaser notifies Seller of such condition and does not exacerbate the pre-existing condition through Purchaser’s actions. Purchaser further waives and releases any claims, demands, damages, actions, causes of action or other remedies of any kind whatsoever against Seller for property damages or bodily and/or personal injuries to Purchaser, its agents, independent contractors, servants, employees and/or representatives arising out of the entry or use in any manner of the Property by any of the foregoing persons. If any proceeding is filed for which indemnity is required hereunder, Purchaser agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party. The provisions of this Section 3.5 shall survive the Closing or any termination of this Agreement and are not subject to any liquidated damage limitation on remedies, notwithstanding anything to the contrary in this Agreement
ARTICLE IV

CLOSING
4.1    Time and Place. The consummation of the purchase and sale of the Property (“Closing”) shall take place at the office of the Escrow Agent, or, at Seller’s option, at the office of Seller’s outside counsel, on a date (the “Closing Date”) mutually agreed upon by the parties, but not later than June 3, 2014. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3 below, the performance of which obligations shall be concurrent conditions.
4.2    Seller’s Obligations at Closing. At Closing, Seller shall:
(a)    deliver to Purchaser a Special Warranty Deed (the “Deed”) in the form of Exhibit C attached hereto, executed and acknowledged by Seller and in recordable form, it being agreed that the conveyance effected by the Deed shall be subject to the Permitted Exceptions;
(b)    deliver to Purchaser a Bill of Sale in the form of Exhibit D attached hereto (the “Bill of Sale”) executed by Seller;
(c)    join with Purchaser in the execution of an Assignment of Leases and Security Deposits in the form of Exhibit E attached hereto;
(d)    join with Purchaser in the execution of an Assignment and Assumption of Intangible Property and Other Rights in the form of Exhibit F attached hereto;

PURCHASE AGREEMENT    Page 7
DLI-6478357v11

EXHIBIT 10.3

(e)    join with Purchaser in the execution of letters to tenants at the Real Estate in the form of Exhibit G attached hereto;
(f)    deliver to Purchaser an affidavit in the form of Exhibit H attached hereto (the “FIRPTA Affidavit”), or in such other form as may be prescribed by federal regulations;
(g)    deliver to Purchaser such tenant estoppel certificates (as described in Section 5.8 hereof) as are in the possession of Seller; and
(h)    deliver to Purchaser possession of the Property subject, however, to the Permitted Exceptions.
4.3    Purchaser’s Obligations at Closing. At Closing, Purchaser shall:
(a)    pay to Seller the Purchase Price in cash or immediately available funds, it being agreed that the Earnest Money shall be delivered to Seller at Closing and applied towards payment of the Purchase Price;
(b)    join with Seller in execution of the instruments described in Sections 4.2(c) and 4.2(d);
(c)    prepare and deliver to Seller and join with Seller in the execution of letters to tenants at the Real Estate in the form of Exhibit G attached hereto;
(d)    deliver to Seller an Agreement Regarding Disclaimers in the form of Exhibit I attached hereto executed by Purchaser and counsel for Purchaser; and
(e)    deliver to Seller such evidence as Seller’s counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser.
4.4    Prorations. The following adjustments to the Purchase Price paid hereunder shall be made between Seller and Purchaser and shall be prorated (as applicable) on a per diem basis as if Purchaser owned the Property for the entire day on the Closing Date:
(a)    All real estate taxes and installments of special assessments due and payable with respect to the calendar year of Closing. All other installments of special assessments not yet due and payable shall be paid by Purchaser. If at the time of Closing the tax rate or the assessed valuation for the current year has not yet been fixed, taxes shall be prorated based upon the tax rate and the assessed valuation established for the previous tax year; provided, however, that Seller and Purchaser agree that to the extent the actual taxes for the current year differ from the amount so apportioned at Closing, the parties hereto will make all necessary adjustments by appropriate payments between themselves within ninety (90) days following the issuance of the final tax bills, and this provision shall survive Closing. Seller reserves the right to meet with governmental officials and to contest any reassessment concerning or affecting Seller’s obligations under this Section 4.4(a) and as further provided in Section 4.7.
(b)    Current rents, advance rentals (but only to the extent actually received by Seller) and other income from the Property shall be prorated between Seller and Purchaser at Closing based upon such amounts actually collected by Seller as of the Closing Date. Rent which is unpaid or delinquent as of the Closing Date shall not be prorated, but such unpaid or delinquent rent collected

PURCHASE AGREEMENT    Page 8
DLI-6478357v11

EXHIBIT 10.3

after the Closing Date shall be delivered as follows: (i) if Seller collects any unpaid or delinquent rent after the Closing Date, Seller shall deliver to Purchaser any such rent relating to the Closing Date and any period thereafter within fifteen (15) days after the receipt thereof, and (ii) if Purchaser collects any unpaid or delinquent rent after the Closing Date, Purchaser shall deliver to Seller any such rent relating to the period prior to the Closing Date within fifteen (15) days after the receipt thereof. Seller and Purchaser agree that (A) all rent received by Seller after the Closing Date shall be applied first to current rentals and then to delinquent rentals, if any, in the inverse order of their maturity, and (B) all rent received by Purchaser after the Closing Date shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all rents (including without limitation the Pass Through Expenses and percentage rents described in Section 4.4(c) below) in the usual course of Purchaser’s operation of the Property, but Purchaser will not be obligated to institute any lawsuit or incur any expense to collect delinquent rents. Notwithstanding the foregoing provisions, Seller shall not be required to prorate any amounts collected by Seller after Closing from former tenants of the Property, it being understood and agreed that Seller may retain all amounts that Seller recovers from such former tenants as such amounts were due and payable to Seller prior to Closing. Seller shall be prohibited from pursuing claims or commencing legal proceedings against any tenant or other party with occupancy rights remaining in the Property after Closing.
(c)    With respect to additional rent attributable to insurance, taxes, common area maintenance and other operating expenses which are passed through to tenants under the Leases (the “Pass Through Expenses”) and as of the Closing Date are unbilled or billed but not yet collected, Purchaser shall, upon collection of such Pass Through Expenses, remit to Seller an amount equal to that portion of Pass Through Expenses which accrued prior to the Closing Date. With respect to Pass Through Expenses which have not been billed to tenants as of the Closing Date, Purchaser shall bill each tenant for same in accordance with each such tenant’s Lease. Within one hundred twenty (120) days after the end of the calendar year in which Closing occurs, Purchaser shall determine Pass Through Expenses paid to Seller by tenants and Pass Through Expenses actually incurred by Seller for the calendar year in which the Closing occurs and submit to Seller for its reasonable approval. Seller shall cooperate and assist Purchaser with Purchaser’s reconciliation of Pass Through Expenses. If the amount of Pass Through Expenses collected by Seller for such year is less than the amount that should have been paid to Seller by tenants for such period under the terms of the Leases, based upon Pass Through Expenses actually paid by Seller for such year, then Purchaser shall promptly remit the difference to Seller if, as and to the extent actually collected from the tenants, but not otherwise. If the amount of Pass Through Expenses collected by Seller for the calendar year in which the Closing occurs exceeds the amount that should have been paid to Seller from tenants for such period under the terms of the Leases, based upon Pass Through Expenses actually paid by Seller for such year, then Seller shall remit such excess amounts to Purchaser.
(d)    Charges under Contracts, utility charges for which Seller is liable, and other operating expenses of the Property shall be prorated between Seller and Purchaser at Closing.
(e)    Security deposits shall, at Seller’s option, either be transferred or credited to Purchaser at Closing. Seller shall be entitled to receive and retain refundable cash or other refundable deposits posted with utility companies or other entities in connection with the Property directly from such utility companies or other entities.
(f)    Purchaser shall be responsible for the payment of (i) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after Closing) (A) as a result of any renewals or expansions of existing Leases which occur between

PURCHASE AGREEMENT    Page 9
DLI-6478357v11

EXHIBIT 10.3

the Effective Date of this Agreement and the Closing Date which have been approved (or deemed approved) by Purchaser, and (B) under any new Leases (including any amendments of existing Leases) entered into between the Effective Date of this Agreement and the Closing Date which have been approved (or deemed approved) by Purchaser; and (ii) all Tenant Inducement Costs and leasing commissions which become due and payable from and after the Closing Date. If as of the Closing Date Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. Seller shall supply invoices and statements for all such Tenant Inducement Costs and leasing commissions to Purchaser on or prior to the Closing Date. For purposes hereof, the term “Tenant Inducement Costs” means reasonable attorneys’ fees and costs incurred in connection with the preparation and negotiation of a new Lease or a renewal or expansion of an existing Lease and any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs, and moving, design, refurbishment and club membership allowances. The term “Tenant Inducement Costs” shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date.
(g)    The Personal Property is included in this sale, without further charge, except that Purchaser shall pay to Seller the amount of any and all sales or similar taxes payable in connection with the Personal Property which is to be transferred to Purchaser under this Agreement and Purchaser shall execute and deliver any tax returns required of it in connection therewith, said obligations of Purchaser to survive Closing.
(h)    All prorations described in this Section 4.4 shall be effected by increasing or decreasing, as appropriate, the amount of cash to be paid by Purchaser to Seller at Closing. Except for the prorations described in Sections 4.4(a) and 4.4(c) above, all prorations provided for herein shall be final. The proration of taxes described in Section 4.4(a) above shall be deemed final if no adjustment thereto is requested within one (1) year after Closing.
4.5    Closing Costs. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) the basic premium for the owner’s policy of title insurance to be issued to Purchaser by the Title Company at Closing (specifically excluding the additional premium chargeable for any modification of or endorsement to the owner’s policy of title insurance, which expense shall be borne by Purchaser); (c) the cost of the Existing Survey; and (d) one-half (½) of any escrow fee which may be charged by the Title Company. Purchaser shall pay (t) any costs, expenses or fees incurred in obtaining financing for the acquisition of the Property, (u) the fees for recording the Deed (v) the fees of any counsel representing Purchaser in connection with this transaction or any financing related to Purchaser’s acquisition of the Property; (w) the cost of the Updated Survey; (x) the additional premium chargeable for any modification of or endorsement to the owner’s policy of title insurance desired by Purchaser; (y) any transfer tax, documentary stamp tax, sales tax, intangible tax or similar tax which becomes payable by reason of the transfer of the Property or any component thereof or any financing related to Purchaser’s acquisition of the Property; and (z) one-half (½) of any escrow fees charged by the Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.
4.6    Delivery of Documents. Immediately after Closing, Seller shall direct the manager of the Property to make available at the offices of such manager any of the Property which is in such manager’s possession. Seller makes no representations regarding the existence or adequacy of such documents or items for use in management or operation of the Property. The foregoing shall not include the separate books,

PURCHASE AGREEMENT    Page 10
DLI-6478357v11

EXHIBIT 10.3

records, correspondence and other documentation of Seller located at its offices, nor shall it include any computer software or computer programs used by the manager of the Property or Seller in connection with the Property, it being understood and agreed that the foregoing items are not part of the “Property” to be conveyed to Purchaser hereunder. After the Closing, Seller shall have the right to inspect the books and records of the Property to verify that Purchaser is remitting to Seller all amounts to be remitted to Seller according to the terms of this Agreement, and for any other purpose related to Seller’s prior ownership of the Property, and this provision shall survive Closing.
4.7    Preservation of Right to Contest. Seller reserves the right to contest after Closing taxes and assessments with respect to the Property and interest or penalties pertaining thereto, at Seller’s sole cost and expense and to the extent same are applicable to periods prior to Closing, and Seller shall be entitled to any refunds made with respect to such contested taxes. All taxes imposed because of a change of use or ownership of the Property after or in connection with the Closing shall be for the account of Purchaser, and Purchaser shall indemnify and hold Seller harmless of, from and against any and all costs, damages, expenses, claims, or liability arising from the imposition of any such taxes. The provisions of this Section shall survive the Closing.
ARTICLE V

REPRESENTATIONS, WARRANTIES, AND COVENANTS
5.1    Representations and Warranties of Seller. As of the Effective Date, Seller represents and warrants to Purchaser as follows:
(i)    Seller is organized, validly existing and in good standing under the laws of the state of its formation. Subject to Board Approval, Seller has the limited liability company right, power and authority to sell and convey the Property as provided in this Agreement and to carry out Seller’s obligations hereunder. The individuals executing this Agreement on behalf of Seller have the right, power and authority to do so and this Agreement constitutes the legal, valid and binding obligation of Seller, except as limited by bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.
(j)    Subject to Board Approval pursuant to Section 1.8 of this Agreement, to Seller’s knowledge, the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby will not result in any breach of the terms, conditions or constitute a default under any instrument or obligation to which Seller is now a party.
(k)    Seller is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and any related regulations.
(l)    To Seller’s knowledge, there are no parties in possession of any portion of the Property except Seller and tenants under the Leases or any subleases, parking leases or rooftop leases.
(m)    To Seller’s knowledge, the documents heretofore or hereafter delivered or otherwise made available for viewing to Purchaser prior to Closing that have been provided by Seller’s property manager include true and complete copies of: (i) the Leases used by Seller and Seller’s property manager in the day-to-day operation and management of the Property; (ii) the list of Personal Property set forth in Schedule 1.1(c); and (iii) the list of Contracts set forth in Schedule 1.1(e). To Seller’s knowledge and except as otherwise disclosed in the Leases or in Schedule 5.1(e), the certified rent

PURCHASE AGREEMENT    Page 11
DLI-6478357v11

EXHIBIT 10.3

roll used by Seller and Seller’s property manager in the operation of the Property attached hereto as Schedule 5.1(e) is true and correct. There are no outstanding contracts or agreements made by Seller or relating to any portion of the Property other than the Contracts and the Leases. To Seller’s knowledge, no breach or default exists under any Contract on the part of either Seller or any other party to such Contract.
(n)    To Seller’s knowledge, Seller has received no material written notice claiming violation of any federal, state, county or municipal law, ordinance, order, regulation or requirement, including without limitation violation of any environmental laws, affecting any portion of the Property from any governmental entity that has not been corrected;
(o)    To Seller’s knowledge and except as otherwise disclosed in any environmental reports delivered or made available to Purchase as part of the Property Documents, Seller itself during its period of ownership of the Property has not caused any generation, production, location, transportation, storage, treatment, discharge, disposal, release or threatened release upon, under or about any Property of any Hazardous Materials in violation of any environmental laws. “Hazardous Materials” shall mean any flammables, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos (including, without limitation, vinyl asbestos tile), or any other substance or material, defined as a “hazardous substance” by any federal, state, or local environmental law, ordinance, rule or regulation including, without limitation, the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Federal Hazardous Materials Transportation Act, as amended, the Federal Resource Conservation and Recovery Act, as amended, and the rules and regulations adopted and promulgated pursuant to each of the foregoing.
(p)    To Seller’s knowledge, there is no action, suit, proceeding, claim or governmental investigation pending or threatened against the Property or any portion thereof except for any personal injury or property damage action for which there is adequate insurance coverage.
(q)    To Seller’s knowledge, there is no pending or threatened, condemnation or similar proceeding affecting the Property or any portion thereof.
(r)     (i) All leasing commissions which are attributable to the current term of the Leases existing as of the Effective Date have been paid in full except as set forth on Schedule 5.1(i), (ii) there are no leasing and brokerage commissions or other similar compensations required with respect to, or on account of, any Lease extensions or renewals thereof that will be payable after Closing except as set forth on Schedule 5.1(i), and (iii) there are no commission agreements pertaining to any such Lease extensions or renewals that will be binding on Purchaser after Closing except as set forth on Schedule 5.1(i).
(s)    Seller is not a person that is (1) subject to United States government embargos or sanctions, (2) in violation of terrorism or money laundering laws, or (3) listed on a published United States government list (e.g., Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control or other lists of similar import).
5.2    Notice of Breach.
(f)    To the extent that, before the expiration of the Inspection Period, Purchaser obtains actual knowledge or is deemed to know that Seller’s representations and warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to

PURCHASE AGREEMENT    Page 12
DLI-6478357v11

EXHIBIT 10.3

reflect such actual or deemed knowledge as of the end of the Inspection Period. For purposes hereof, Purchaser shall be deemed to know all information set forth in the written materials delivered or made available to Purchaser in respect of the Property.
(g)    If after the expiration of the Inspection Period but prior to the Closing, Purchaser first obtains actual knowledge that any of the representations or warranties made herein by Seller are untrue, inaccurate or incorrect in any material respect, Purchaser shall give Seller written notice thereof within five (5) days after obtaining such actual knowledge (but, in any event, prior to the Closing). In such event, Seller shall have the right (but not the obligation) to attempt to cure such misrepresentation or breach and shall, at its option, be entitled to a reasonable adjournment of the Closing (not to exceed thirty (30) days) for the purpose of such cure. If Seller elects to attempt to so cure but is unable to so cure any misrepresentation or breach of warranty, then Purchaser, as its sole remedy for any and all such materially untrue, inaccurate or incorrect representations or warranties, shall elect either (i) to waive such misrepresentations or breaches of representations and warranties and consummate the transaction contemplated hereby without any reduction of or credit against the Purchase Price, or (ii) if Purchaser first obtained actual knowledge of such material misrepresentation or breach of warranty after the end of the Inspection Period, to terminate this Agreement in its entirety by written notice given to Seller on the Closing Date, in which event this Agreement shall be terminated, the Earnest Money shall be returned to Purchaser, and thereafter neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.
5.3    Survival of Representations. It is the intent of Seller and Purchaser that the representations and warranties made by Seller in Section 5.1 above (the “Seller Obligations”) shall survive Closing for a period of two hundred seventy (270) days after the date of Closing (the “Survival Period”). Purchaser acknowledges that it is a sophisticated purchaser who is familiar with the ownership and operation of real estate projects similar to the Property, and Purchaser and Seller have negotiated and agreed upon the length of the Survival Period as an adequate period of time for Purchaser to discover any and all facts that could give rise to a claim or cause of action for a breach of a representation. Upon expiration of the Survival Period, all representations and warranties contained in this Agreement will be deemed to have merged into the instruments of Closing and shall be of no further force or effect. Accordingly, Purchaser and Seller hereby agree that, notwithstanding any provision of this Agreement or any provision of law to the contrary, any action which may be brought under this Agreement by Purchaser against Seller for breach of any Seller Obligations shall be forever barred unless Purchaser (a) delivers to Seller no later than the last day of the Survival Period a written notice of its claim setting forth in reasonable detail the factual basis for such claim and Purchaser’s good faith estimate of its damages arising out of such claim, and (b) files a complaint or petition against Seller alleging such claim in an appropriate state or federal court in Denver County, Colorado no later than three hundred ten (300) days after the date of Closing. In no event shall Seller be liable after the date of Closing for its breach of any Seller Obligations if such breach was actually known to Purchaser prior to the completion of Closing. With respect to any matter constituting breach of a Seller Obligation, Purchaser shall first seek any available recovery under any insurance policies, Contracts and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser’s claim is satisfied from such insurance policies, Contracts or Leases. Seller’s liability for breach of any Seller Obligations shall be limited as follows: (i) Seller shall have liability for breach of Seller Obligations only if the valid claims for all such breaches collectively aggregate more than Fifty Thousand Dollars ($50,000) (Purchaser hereby waiving any right to seek to recover any damages of Fifty Thousand Dollars ($50,000) or less), in which event the full amount of such claims shall be actionable, and (ii) Seller’s aggregate liability to Purchaser for breaches of the Seller Obligations shall not exceed the amount of Five Hundred Thousand Dollars ($500,000) (the “Cap”), it being agreed that in no event shall Seller’s aggregate liability for such breaches exceed the

PURCHASE AGREEMENT    Page 13
DLI-6478357v11

EXHIBIT 10.3

amount of the Cap. Purchaser agrees that, with respect to any alleged breach of Seller Obligations discovered after the expiration of the Survival Period, the maximum liability of Seller for all such alleged breaches is limited to $100. The provisions of this Section 5.3 shall survive Closing.
5.4    Covenants of Seller. Seller hereby covenants as follows:
(a)    Between the Effective Date and the Closing Date, Seller shall maintain the Property in its present condition, ordinary wear and tear excepted;
(b)    Between the Effective Date and the Closing Date, Seller shall maintain all casualty, liability and hazard insurance currently in force with respect to the Property; and
(c)    Between the Effective Date and the Closing Date, Seller shall lease, operate, manage and enter into Contracts with respect to the Property, in the same manner done by Seller prior to the date hereof, maintaining present services and sufficient supplies and equipment for the operation and maintenance of the Property in the same manner as prior to the date hereof; provided, however, that Seller shall not enter into any Service Contract that cannot be terminated by providing thirty (30) days notice. Seller shall terminate, by giving notice at Closing, any Contracts that Purchaser does not elect to assume (which election shall be made in writing by Purchaser to Seller on or prior to the expiration of the Inspection Period), provided that Purchaser shall be responsible for any termination fees incurred in connection with the same if such fees were set forth in the Contracts made available by Seller for review by Purchaser or otherwise disclosed in writing to Purchaser. Notwithstanding anything to the contrary herein, Purchaser shall be deemed to have approved and shall have no right not to elect to assume those Contracts that, by their terms, cannot be terminated by Seller without the payment of a penalty, termination fee, or other charge that is not paid by Purchaser.
(d)    A copy of each Lease presented to Seller between the Effective Date of this Agreement and the Closing Date for its approval and execution will be submitted to Purchaser prior to execution by Seller. Purchaser agrees to notify Seller in writing within five (5) business days after its receipt of each such Lease of either its approval or disapproval thereof, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith. In the event Purchaser informs Seller that Purchaser does not approve any such Lease prior to the expiration of the Inspection Period, which approval shall not be unreasonably withheld, Seller shall have the option to terminate this Agreement by written notice thereof to Purchaser within five (5) business days after Seller’s receipt of written notice of Purchaser’s disapproval of any such Lease, and upon such termination, the Earnest Money shall be refunded to Purchaser and neither party shall have any further liability or obligation hereunder. In the event Purchaser fails to notify Seller in writing of its approval or disapproval of any such Lease within the five-day period for such purpose set forth above, such failure shall be deemed the approval by Purchaser of such Lease. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs or leasing commissions incurred by Seller pursuant to a new Lease approved (or deemed approved) by Purchaser.
5.5    Seller’s Knowledge. As used in this Agreement, all references to “Seller’s Knowledge” or “actual knowledge” of Seller, or similar qualifications means the current actual knowledge of Mark Flynt, Senior Vice President of Asset Management (the “Seller Representatives”) without any investigation or inquiry or any duty of investigation or inquiry and without regard to the knowledge of any other officer, agent or any current or former employee of Seller or any affiliate of Seller or any contractors of Seller. The Seller Representatives shall not have any personal liability whatsoever for the representations made herein or for any other matters relating to this Agreement. Purchaser acknowledges that the Seller Representatives’

PURCHASE AGREEMENT    Page 14
DLI-6478357v11

EXHIBIT 10.3

current actual knowledge regarding matters related to the Property (including, without limitation, any environmental matters) may be limited.
5.6    Covenants of Purchaser. Purchaser hereby covenants as follows:
(a)    During the Inspection Period, Purchaser shall obtain a “Phase I” environmental report prepared for and at the expense of Purchaser with respect to the Property by an environmental consultant selected by Purchaser.
(b)    If requested to do so by Seller in writing, at Closing (or upon termination of this Agreement prior to Closing), Purchaser shall deliver to Seller copies of any environmental reports, engineering reports, structural reports or other due diligence materials prepared by third parties obtained by Purchaser with respect to the Property. Further, if requested by Seller, Purchaser shall cause such reports, tests, studies, audits, assessments and other documents to be addressed to both Seller and Purchaser, at no cost or expense to Seller. At the option of Seller, exercisable upon written notice to Purchaser, all such documents and information shall become the exclusive property of Seller immediately upon the termination of this Agreement.
(c)    Purchaser is currently in compliance with, and shall at all times during the term of this Agreement (including any extension thereof) remain in compliance with, the regulations of OFAC and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.
5.7    Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller, which representations and warranties shall be deemed made by Purchaser to Seller as of the Effective Date and also as of the Closing Date as follows:
(a)    Purchaser is organized, validly existing and in good standing under the laws of the state of its formation. Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser’s obligations hereunder, and that all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out Purchaser’s obligations hereunder has been taken.
(b)    The individuals executing this Agreement on behalf of Purchaser have the right, power and authority to do so and this Agreement constitutes the legal, valid and binding obligation of Purchaser, except as limited by bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.
(c)    The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby will not result in any breach of the terms, conditions or constitute a default under any instrument or obligation to which Purchaser is now a party.
(d)    Purchaser is not a person that is (1) subject to United States government embargos or sanctions, (2) in violation of terrorism or money laundering laws, or (3) listed on a published United States government list (e.g., Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control or other lists of similar import).
(e)    Purchaser is not an employee benefit plan or a governmental plan or a party in interest of either such a plan, and that the funds being used to acquire the Property are not plan assets

PURCHASE AGREEMENT    Page 15
DLI-6478357v11

EXHIBIT 10.3

or subject to state laws regulating investments of and fiduciary obligations with respect to a governmental plan. As used herein, the terms “employee benefit plan,” “party in interest,” “plan assets” and “governmental plan” shall have the respective meanings assigned to such terms in ERISA, and the term “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated in connection therewith.
(f)    Notwithstanding anything herein to the contrary, any breach by Purchaser on or before Closing of any of the foregoing representations or warranties shall constitute a default by Purchaser hereunder and, subject to complying with the terms of Section 6.4, Seller may thereupon, at its option, terminate this Agreement by giving written notice thereof, in which event the Earnest Money will be paid to Seller as liquidated damages, and neither Purchaser nor Seller shall have any further rights or liabilities hereunder, except as otherwise provided herein
5.8    Tenant Estoppels. Seller shall obtain an estoppel certificate, in form substantially in accordance with Exhibit J attached hereto and made a part hereof for all purposes, as such form may be modified pursuant to the terms of the tenant’s leases or to incorporate any non-material exceptions, qualifications or modifications requested by tenants (the “Estoppel Certificate”) from (1) each of the tenants leasing more than seven thousand five hundred (7,500) square feet of space on the Property which are identified on Schedule 5.8 (each, a “Major Tenant”); and (2) non-Major Tenants to the extent required for Purchaser to receive Estoppel Certificates from not less than seventy percent (70%) of all tenants (the “Required Estoppel Certificates”). If Seller has not obtained the Required Estoppel Certificates, Seller shall cause a designated representative of Seller prior to Closing to visit each tenant who has not furnished an estoppel certificate and permit a representative of Purchaser to participate in such visit. In the event Seller is unable to procure the Required Estoppel Certificates, Seller may elect to furnish Purchaser with an estoppel certificate covering all such Leases for which an estoppel certificate has not been obtained from a tenant to the extent required for delivery of the Required Estoppel Certificates, certifying, to the best of Seller’s knowledge, all of the matters set forth in the form of estoppel certificate set forth on Exhibit J; provided, however, that Seller may not deliver a Seller’s Estoppel Certificate for any Major Tenant. Notwithstanding the foregoing, Seller hereby agrees to deliver an estoppel certificate based on the form attached hereto as Exhibit J to all of the tenants under the Leases and request that each tenant under the Leases execute such estoppel certificate. The representations contained in any such estoppel certificate supplied by Seller shall survive the Closing for a period of six (6) months or until the termination or expiration of the applicable Lease, whichever occurs first. In the event that Seller is unable to procure the Required Estoppel Certificates, Purchaser may terminate this Agreement by sending written notice to Seller prior to Closing, and in such event the Earnest Money shall be returned to Purchaser as its sole remedy.
5.9    Use of Property. Seller has not claimed the benefit of laws permitting a special use valuation for the purposes of payment of ad valorem taxes on the Property. If a previous owner claimed such benefit and, after the purchase is closed, Purchaser changes the use of the Property from its present use and the same results in the assessment of additional taxes, such additional taxes will be the obligation of the Purchaser, notwithstanding that some or all of such additional taxes may relate back to the period prior to Closing.
ARTICLE VI

DEFAULT; REMEDIES
6.1    Default of Purchaser. In the event Purchaser fails to perform its obligations pursuant to this Agreement for any reason except failure by Seller to perform hereunder or the permitted termination hereof by Purchaser or Seller in accordance with the express provisions hereof, Seller shall be entitled, as its sole remedy, to terminate this Agreement and recover the Earnest Money as liquidated damages and not as a

PURCHASE AGREEMENT    Page 16
DLI-6478357v11

EXHIBIT 10.3

penalty, in full satisfaction of claims against Purchaser hereunder. Seller and Purchaser agree that Seller’s damages resulting from Purchaser’s default are difficult, if not impossible, to determine and that the Earnest Money is a fair estimate of those damages which has been agreed to in an effort to cause the amount of said damages to be certain. In the event of Purchaser’s default and notwithstanding anything in this Section 6.1 to the contrary, Seller shall have all remedies available at law or in equity in the event Purchaser or any party related to or affiliated with Purchaser is asserting any claims or right to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property.
6.2    Default of Seller. If the transaction contemplated hereby is not consummated by reason of Seller’s breach or other failure to timely perform all obligations and conditions to be performed by Seller and Purchaser is not otherwise in default under this Agreement, then Purchaser may, as its sole and exclusive remedy (whether at law or in equity), either (i) terminate this Agreement and receive the return of the Earnest Money from the Escrow Agent and so long as the termination occurs after the expiration of the Inspection Period to recover payment from Seller of an amount equal to Purchaser’s actual out-of-pocket costs to unrelated and independent third party vendors, including reasonable attorneys’ fees, incurred with regard to this transaction, not to exceed $50,000 in the aggregate; and, thereafter, neither party shall have any further rights or obligations pursuant to this Agreement, other than as set forth herein with respect to rights or obligations which survive termination, or (ii) enforce specific performance of Seller’s obligations hereunder; all other remedies being herein expressly waived by Purchaser except as provided in Section 6.3 and Section 6.4 below. Unless Purchaser has filed an action for specific performance, and such action is pending, Purchaser shall not have the right or authority to place a lis pendens against any portion of the Property, and Purchaser hereby waives and releases any right it may have under applicable law to file any lis pendens absent such pending action.
6.3    Post-Closing Remedies. Notwithstanding the provisions of Sections 6.1 and 6.2 above, in the event that after the termination of this Agreement or after Closing, as the case may be, a party (the “Defaulting Party”) breaches an obligation hereunder which is expressly stated herein to survive the termination of this Agreement or Closing, as the case may be, the Defaulting Party shall be liable to the other party (the “Non-Defaulting Party”) for the direct, actual damages incurred by the Non-Defaulting Party as a direct result of such breach, subject, however, to the provisions of Section 5.3 and Section 6.4. In no event shall the Non-Defaulting Party be entitled to recover from the Defaulting Party any punitive, consequential or speculative damages.
6.4    Notice and Cure. Notwithstanding anything to the contrary contained in this Agreement, except as otherwise provided in Section 5.2(b) no default shall be declared unless the non-defaulting party has given the defaulting party written notice as to the existence of such default and the defaulting party has failed to cure such default within five (5) days thereafter; provided, however, the foregoing shall not apply to: (x) a failure by Purchaser to deliver any Deposit required under this Agreement or to deliver on the Closing Date the monies and documents required to be delivered by Purchaser under this Agreement, subject to and in accordance with the terms and conditions of this Agreement; or (y) a failure by Seller to deliver on the Closing Date the documents required to be delivered by Seller pursuant to Section 4.2.
ARTICLE VII

RISK OF LOSS
7.1    Minor Damage. In the event of loss or damage to the Property or any portion thereof (the “premises in question”) which is not “major” (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller, at Seller’s option, shall either (i) perform any necessary repairs to restore the premises in question to substantially the same condition as of the Effective Date; or (ii) assign to Purchaser

PURCHASE AGREEMENT    Page 17
DLI-6478357v11

EXHIBIT 10.3

all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question; or (iii) reduce the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Seller thereby retaining all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs.
7.2    Major Damage. In the event of a “major” loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall assign to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser. For purposes of Sections 7.1 and 7.2, “major” loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in Seller’s opinion based upon either an assessment of Seller’s insurance adjuster or a certified opinion of a mutually acceptable architect, equal to or greater than five percent (5%) of the Purchase Price; and (ii) any loss due to a condemnation which permanently and materially impairs the current use of the Property.
7.3    Waiver. It is the express intent of the parties hereto that the provisions of Sections 7.1 and 7.2 govern the rights of the parties in the event of damage to or condemnation of the Property and that to the extent permitted by applicable law, Seller and Purchaser each expressly waive any rights or obligations available to the parties under applicable law in the event of damage or destruction to the Property or the taking of all or any part of the Property.
ARTICLE VIII

DISCLAIMERS AND WAIVERS
8.1    No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby (including specifically, without limitation, the Property Documents). Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby (including specifically, without limitation, the Property Documents) are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, if any budget or similar document is delivered by Seller to Purchaser, Seller makes no representation or warranty as to the accuracy thereof, nor shall any such document be construed to impose upon Seller any duty to spend the amounts set forth in such budget or other document.
8.2    Disclaimers.

PURCHASE AGREEMENT    Page 18
DLI-6478357v11

EXHIBIT 10.3

(a)    EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED AT CLOSING, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER’S WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS,” EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED AT CLOSING. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, (I) ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, VERBALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED AT CLOSING, OR (II) ANY RENT ROLL CERTIFIED BY SELLER THAT IS PREPARED BY THE MANAGER OF THE PROPERTY TO THE EXTENT THAT THE INFORMATION CONTAINED IN SUCH RENT ROLL CONFLICTS WITH THE LEASES AND PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT PURCHASER HAS BEEN PROVIDED WITH COPIES OF THE LEASES THAT ARE LISTED IN SCHEDULE 5.1(E) FOR REVIEW. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT OR IN

PURCHASE AGREEMENT    Page 19
DLI-6478357v11

EXHIBIT 10.3

THE DOCUMENTS TO BE DELIVERED AT CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY CONSTRUCTION DEFECTS, PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.
(b)    Except as otherwise specifically stated in this Agreement, Purchaser agrees that Seller shall not be responsible or liable to Purchaser for any construction defects, errors, omissions, or on account of any other conditions affecting the Property, as Purchaser is purchasing the Property AS IS, WHERE IS, and WITH ALL FAULTS. Purchaser or anyone claiming by, through or under Purchaser, hereby fully releases Seller, its employees, officers, directors, representatives, attorneys and agents from any claim, cost, loss, liability, damage, expense, demand, action or cause of action arising from or related to any construction defects, errors, omissions, or other conditions affecting the Property, including, without limitation, any environmental matters or conditions affecting or migrating from or onto the Property. Purchaser further acknowledges and agrees that this release will be given full force and effect according to each of its expressed terms and provisions, including, but not limited to, those relating to unknown and suspected claims, damages and causes of action. This covenant releasing Seller will be a covenant running with the Property and will be binding upon Purchaser, its successors and assigns. Subject to consummation of the transaction contemplated by this Agreement, Seller hereby assigns to Purchaser, without recourse or representation of any nature, effective upon Closing, any and all claims that Seller may have against any third party for any such errors, omissions or defects in the Property. As a material covenant and condition of this Agreement, Purchaser agrees that in the event of any such construction defects, errors, omissions or on account of any other conditions affecting the Property, Purchaser will look solely to Seller’s predecessors in title or to such contractors and consultants as may have contracted for work in connection with the Property for any redress or relief. Upon the assignment by Seller of its claims, Purchaser releases Seller of all rights, express or implied, Purchaser may have against Seller arising out of or resulting from any errors, omissions or defects in the Property. Purchaser further understands that some of Seller’s predecessors in title may have filed petitions under the bankruptcy code and Purchaser may have no remedy against such predecessors, contractors or consultants. This waiver and release of claims shall survive the Closing and shall not merge into the instruments of Closing.
(c)    The release and waiver set forth in this Section 8.2 are not intended and shall not be construed to affect or impair any rights or remedies that Purchaser may have against Seller as a result of a breach of any of the representations of Seller in Section 5.1 above, subject to the terms and limitations on Seller’s liability as set forth elsewhere in this Agreement.
8.3    Effect and Survival of Disclaimers. Seller and Purchaser hereby agree that the Purchase Price to be paid to Seller for the Property takes into account that the Property is being sold subject to the provisions of this Article VIII. Seller and Purchaser agree that the provisions of this Article VIII shall survive Closing.

PURCHASE AGREEMENT    Page 20
DLI-6478357v11

EXHIBIT 10.3

ARTICLE IX

MISCELLANEOUS
9.1    Broker. Seller and Purchaser represent each to the other that each has had no dealings with any broker, finder or other party concerning Purchaser’s purchase of the Property except HFF (“Broker”). If (and only if) the transaction that is the subject of this Agreement is consummated, Seller shall pay a commission to Broker pursuant to a separate written agreement between Seller and Broker. Seller and Purchaser each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorney’s fees) incurred by the other as a result of any claim arising out of the acts of the indemnifying party (or others on its behalf) for a commission, finder’s fee or similar compensation made by any broker, finder or any party who claims to have dealt with such party except Broker. The foregoing representations and warranties contained in this Section shall survive the Closing.
9.2    [Intentionally omitted].
9.3    Assignability. Purchaser may not assign its rights under this Agreement to anyone other than a Permitted Assignee (as hereinafter defined) without first obtaining Seller’s written approval which may be given or withheld in Seller’s sole discretion. Subject to the conditions set forth in this Section 9.3, Purchaser may assign its rights under this Agreement to a Permitted Assignee without the prior written consent of Seller. In the event that Purchaser desires to assign its rights under this Agreement to a Permitted Assignee, Purchaser shall send written notice to Seller at least five (5) business days prior to the effective date of such assignment stating the name and, if applicable, the constituent persons or entities of the Permitted Assignee. Such assignment shall not become effective until such Permitted Assignee executes an instrument whereby the Permitted Assignee expressly assumes each of the obligations of Purchaser under this Agreement, including specifically, without limitation, all obligations concerning the Earnest Money. No assignment shall release or otherwise relieve Purchaser from any obligations hereunder. For purposes of this Section 9.3, the term “Permitted Assignee” shall mean an entity controlling, controlled by or under common control with Purchaser. Notwithstanding anything to the contrary contained herein, Purchaser shall not have the right to assign this Agreement to any assignee which, in the reasonable judgment of Purchaser, will cause the transaction contemplated hereby or any party thereto to violate the requirements of ERISA and upon request by Seller, Purchaser shall cause to be delivered to Seller such information as is reasonably requested by Seller to confirm that such assignment by Purchaser does not violate the requirements of ERISA. Any violation by Purchaser of the restrictions in this Section 9.3 shall be a default under this Agreement and entitle Seller to terminate this Agreement and receive the Earnest Money as liquidated damages (not as a penalty), and neither party shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement.
9.4    Confidentiality. The negotiations of Seller and Purchaser related to this Agreement, the terms and conditions of this Agreement, the information supplied to or made available to Purchaser by Seller pursuant to this Agreement (including, without limitation, the Property Documents) and the results of any of Purchaser’s due diligence investigations or studies shall not be released or disclosed to any other parties unless and until this transaction has closed without the prior written consent of Seller, except as required by applicable law including, without limitation, any securities laws or filings made pursuant thereto by Seller or its affiliates. Seller shall not withhold its consent to disclosure of such information to Purchaser’s attorney, third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction, including engineers, accountants and financial advisors, or to any prospective lender (collectively, the “Permitted Outside Parties”). At any time and from time to time, within two business days after Seller’s request, Purchaser shall deliver to Seller a list of all parties to whom Purchaser has provided any Property Documents or any information taken from the Property

PURCHASE AGREEMENT    Page 21
DLI-6478357v11

EXHIBIT 10.3

Documents. Purchaser shall not divulge the contents of the Property Documents or other confidential information except in connection with a court order or other legal process otherwise in strict accordance with the confidentiality standards set forth in this Section 9.4. In permitting Purchaser and the Permitted Outside Parties to review the Property Documents or any other confidential information, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created. Other than research of public records and databases, neither Purchaser nor any Permitted Outside Parties shall communicate with any governmental or regulatory agencies or their individual employees or agents concerning the Property, without the prior written consent of Seller, which shall be given or withheld in Seller’s sole discretion. Purchaser shall not contact any tenant, occupant, leasing agent or property manager of the Property, without first obtaining the prior written consent of Seller. Purchaser shall also promptly notify Seller in writing of requests for confidential information from any third party or regulatory agency. In the event that this transaction is not closed for any reason, then (a) Purchaser shall refrain, and shall cause its agents, representatives, contractors and accountants to refrain, from disclosing all such information to any other party, (b) Purchaser shall either promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein or provide a written certification to Seller that such documents, schedules, exhibits or other written information have been destroyed, (c) Purchaser shall promptly provide copies of all environmental reports, engineering reports, structural reports or other due diligence materials prepared by Purchaser or third parties with respect to the Property in accordance with Section 5.6(b) above, and (d) notwithstanding anything to the contrary contained elsewhere in this Agreement, the covenant set forth in the foregoing clauses (a), (b) and (c) shall survive any termination of this Agreement. It is understood and agreed that, with respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Earnest Money to Purchaser, such Earnest Money shall not be returned to Purchaser unless and until Purchaser has fulfilled its obligation to either destroy or return to Seller the materials described in clause (b) of the preceding sentence and to provide copies of the materials described in clause (c) of the preceding sentence. In no event shall Seller or Purchaser issue any press releases (which shall specifically exclude any securities filings required by law or communications with investors) prior to or in connection with the Closing regarding any of the terms contained herein or the transactions contemplated herein without the consent of the non-disclosing party. In the event of a breach or threatened breach by the disclosing party or its agents or representatives of this Section 9.4, the non-disclosing shall be entitled to an injunction restraining the disclosing party or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller or Purchaser from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 9.4 will survive the Closing or any termination of this Agreement and are not subject to any liquidated damage limitation on remedies, notwithstanding anything to the contrary in this Agreement.
9.5    Notice. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the following address:

If to Seller:	Behringer Harvard 1875 Lawrence, LLC 15601 Dallas Parkway, Suite 600 Addison, Texas 75001 Attention: Andrew J. Bruce Telephone: 214.655.1600 Facsimile: 214.655.1610 Email: abruce@behringermail.com

PURCHASE AGREEMENT    Page 22
DLI-6478357v11

EXHIBIT 10.3

with a copy to:	Behringer Harvard Opportunity OP II LP 15601 Dallas Parkway, Suite 600 Addison, Texas 75001 Attention: Jeff Carter Telephone: 214.655.1600 Fax: 469.341.2351 Email: jcarter@behringermail.com

With a copy to:	Jones Day 2727 N. Harwood Street Dallas, Texas 75201 Attention: Michelle R. Brown Telephone: 214.969.3673 Facsimile: 214.969.5100 Email: mbrown@jonesday.com

If to Purchaser:	Bridge Acquisitions and Dispositions 5295 S. Commerce Drive, Suite 100 Murray, Utah 84107 Attention: D. Russell Minnick Telephone: 801.284.2930 Facsimile: 801.284.5977 E-mail: R.Minnick@Bridge-IGP.com

With a copy to:
DPC Development Company
7000 E. Belleview Avenue, Suite 300
Greenwood Village, Colorado 80111
Attention: Justin Lutgen and Chris King
Telephone: 303.796.8288, Ext. 3349 (Main)
Telephone: 720.528.3349 (Mobile-Direct)
Facsimile: 303.796.8388
E-mail: JLutgen@DPCCompanies.com

Any notice, request, consent, approval or other communication required or permitted to be given by any provision of this Agreement shall be (a) mailed by first class, United States mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the addresses specified below, (b) hand delivered to the intended addressee, (c) sent by a nationally recognized receipted overnight courier, or (d) sent by electronic facsimile (“Fax”) or email if such Fax or email is followed within three business days by a hard copy of the Fax or email communication sent by one of the other three specified delivery methods, charges prepaid and addressed as provided below or to such other address as the recipient party may from time to time specify by notice to the other party given in conformance with this Section 9.5.
Any such notice shall be deemed to be delivered, given, and received for all purposes as of (A) three business days after being deposited in the United States mail, (B) the actual date of delivery or transmission, as shown on the postal or courier service receipt or on the transmittal log sheet generated by the sending Fax machine, if delivered or transmitted before 5:00 pm, recipient’s local time, on a business day (and, otherwise, on the first business day after the date of actual delivery or transmission) or (C) as of the actual date of attempted delivery (but not attempted but failed Fax transmission), if delivery is attempted but refused

PURCHASE AGREEMENT    Page 23
DLI-6478357v11

EXHIBIT 10.3

between the hours of 9:00 am and 5:00 pm, recipient’s local time, on a business day. The parties hereto may change their addresses set forth above by giving notice thereof to the other in conformity with this provision.
9.6    Time of Essence. Time is of the essence in this Agreement.
9.7    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed via facsimile or by sending copies of the executed Agreement via email followed by delivery by regular mail or one of the other methods provided in Section 9.5 above of the originals and shall be considered executed and binding upon receipt of the fax or email of the signature page of the last of the party’s signature to this Agreement.
9.8    Captions and Interpretation. The captions in this Agreement are inserted for convenience of reference and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof. Where required for proper interpretation, words in the singular shall include the plural, and words of any gender shall include all genders.
9.9    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.
9.10    Entire Agreement; Modifications. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby and all prior or contemporaneous agreements, understandings, representations or statements, oral or written, are superseded hereby. No waiver, modification, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment discharge or change is sought.
9.11    Partial Invalidity. Any provision of this Agreement which is unenforceable or invalid or the inclusion of which would affect the validity, legality or enforcement of this Agreement shall be of no effect, but all the remaining provisions of this Agreement shall remain in full force and effect.
9.12    Discharge of Obligations. Except as otherwise expressly provided herein, the acceptance of the Deed by Purchaser at Closing shall be deemed to be a full performance and discharge of every representation, warranty and covenant made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions hereof, and such representations, warranties and covenants shall be deemed to merge into the documents delivered at Closing.
9.13    Limited Liability. Purchaser agrees that it does not have and will not have any claims or causes of action against any disclosed or undisclosed officer, director, employee, trustee, shareholder, member, partner, principal, parent, subsidiary or other affiliate of Seller, or any officer, director, employee, trustee, shareholder, partner or principal of any such parent, subsidiary or other affiliate (collectively, “Sellers’ Affiliates”), arising out of or in connection with this Agreement or the transactions contemplated hereby. Purchaser agrees to look solely to Seller and its assets for the satisfaction of any liability or obligation arising under this Agreement or the transactions contemplated hereby, or for the performance of any of the covenants, warranties or other agreements contained herein, and further agrees not to sue or otherwise seek to enforce any personal obligation against any of Sellers’ Affiliates with respect to any matters arising out of or in connection with this Agreement or the transactions contemplated hereby. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent member in or partner of Seller (or in any other constituent member or partner of Seller), nor any obligation of any constituent member in or partner of Seller (or in any other constituent member or partner of Seller) to restore a negative

PURCHASE AGREEMENT    Page 24
DLI-6478357v11

EXHIBIT 10.3

capital account or to contribute capital to Seller (or to any other constituent member or partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent member or partner (and neither Seller nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of member’s or partner’s obligations to restore or contribute). The provisions of this Section 9.13 shall survive the termination of this Agreement and the Closing.
9.14    No Third Party Rights. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
9.15    Further Assurances. Both Seller and Purchaser agree that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the transactions contemplated hereby.
9.16    Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.
9.17    Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Texas, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., Dallas, Texas time.
9.18    Applicable Law. THIS AGREEMENT IS PERFORMABLE IN DENVER COUNTY, COLORADO, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF COLORADO. PURCHASER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN DENVER COUNTY, COLORADO, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN DENVER COUNTY, COLORADO. IF EITHER PARTY SHALL EMPLOY AN ATTORNEY TO ENFORCE OR DEFINE THE RIGHTS OF SUCH PARTY HEREUNDER, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE NONPREVAILING PARTY ALL OF ITS REASONABLE EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES. PURCHASER AND SELLER AGREE THAT THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR ANY TERMINATION OF THIS AGREEMENT.
9.19    Exclusivity. As of the Effective Date and until the earlier of the termination of this Agreement in accordance with the terms hereof or the Closing of the transaction contemplated hereunder, Seller shall cease (a) offering the Property; and (b) any direct or indirect discussions or negotiations with other parties regarding purchase of the Property.

PURCHASE AGREEMENT    Page 25
DLI-6478357v11

EXHIBIT 10.3

9.20    Exhibits and Schedules. The following schedules or exhibits attached hereto (herein sometimes being referred to as “Exhibit”) shall be deemed to be an integral part of this Agreement:

Exhibit A	Legal Description

Exhibit B	Property Documents

Exhibit C	Special Warranty Deed

Exhibit D	Bill of Sale

Exhibit E	Assignment of Leases and Security Deposits
Exhibit F        Assignment and Assumption of Intangible Property and Other Rights

Exhibit G	Tenant Notice Letters

Exhibit H	FIRPTA Affidavit

Exhibit I	Agreement Regarding Disclaimers

Exhibit J	Form of Tenant Estoppel

Schedule 1.1(c)	Personal Property

Schedule 1.1(e)	Contracts

Schedule 5.1(e)	Certified Rent Roll

Schedule 5.1(j)	Lease Commissions

Schedule 5.8	Major Tenants
9.21    Tender of Offer. Upon execution of this Agreement by Purchaser and delivery of same to Seller, this Agreement shall constitute an offer which has been submitted by Purchaser to Seller for Seller’s approval. By executing this Agreement and submitting same to Seller, Purchaser acknowledges and agrees as follows: (a) this Agreement may be approved or disapproved by Seller in its sole and unfettered discretion, with Seller having the right to disapprove this Agreement for any reason whatsoever, and (b) Seller’s approval of this Agreement shall be evidenced only by Seller’s execution of this Agreement and delivery of a counterpart hereof executed by both Seller and Purchaser to the Title Company. Purchaser acknowledges that Purchaser has not, will not and cannot rely upon any other statement or action of Seller or its representatives as evidence of Seller’s approval of this Agreement.
9.22    Like Kind Exchange. In the event that Seller elects to sell the Property as part of a like kind exchange pursuant to Section 1031 of the Internal Revenue Code, Purchaser agrees to cooperate with Seller in connection therewith and to execute and deliver all documents which reasonably may be required to effectuate such exchange as a qualified transaction pursuant to Section 1031 of the Code; provided that: (a) the Closing shall not be delayed; (b) Purchaser incurs no additional cost or liability in connection with the like-kind exchange; (c) Seller pays all costs associated with the like-kind exchange; and (d) Purchaser is not obligated to take title to any property other than the Property.
9.23    WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.
9.24    No Recording of Contract. Neither this Agreement nor any memorandum or short form hereof shall be recorded or filed in any public land or other public records of any jurisdiction by Purchaser and any attempt to do so may be treated by Seller as a default of this Agreement thereof entitling Seller to terminate this Agreement and retain the Earnest Money pursuant to Section 6.1 hereof. Notwithstanding any such termination under this Section 9.24, Purchaser shall be obligated to execute an instrument in recordable form releasing this Agreement, and Purchaser’s obligations pursuant to this Section 9.24 shall survive any termination of this Agreement as a surviving obligation.

PURCHASE AGREEMENT    Page 26
DLI-6478357v11

EXHIBIT 10.3

9.25    Special Taxing District. Pursuant to Section 38-35.7-101, Colorado Revised Statutes, Seller provides the following notice to Purchaser:
SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION 330 INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE 331 PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK 332 FOR INCREASED MILL LEVIES AND TAX TO SUPPORT THE SERVICING OF SUCH DEBT WHERE 333 CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH 334 INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYERS SHOULD INVESTIGATE THE 335 SPECIAL TAXING DISTRICTS IN WHICH THE PROPERTY IS LOCATED BY CONTACTING THE COUNTY 336 TREASURER, BY REVIEWING THE CERTIFICATE OF TAXES DUE FOR THE PROPERTY, AND BY OBTAINING 337 FURTHER INFORMATION FROM THE BOARD OF COUNTY COMMISSIONERS, THE COUNTY CLERK AND 338 RECORDER, OR THE COUNTY ASSESSOR.
[SIGNATURES FOLLOW ON NEXT PAGE]

PURCHASE AGREEMENT    Page 27
DLI-6478357v11

EXHIBIT 10.3

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the Effective Date.

SELLER: BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company By: /s/ Andrew J. Bruce Name: _Andrew J. Bruce ___________ ___ Title: Chief Financial Officer
PURCHASER: BRIDGE ACQUISITIONS AND DISPOSITIONS, LLC, an Utah limited liability company By: Name: Title:
ACKNOWLEDGMENT BY TITLE COMPANY
The Title Company hereby acknowledges receipt of (a) a counterpart of this Agreement executed by Seller and Purchaser on the ___ day of April 2014, and (b) Earnest Money from Purchaser in the amount of ____________________ Dollars ($_______________) on the ___ day of April ___, 2014.

CHICAGO TITLE INSURANCE COMPANY By: Name: Title:

PURCHASE AGREEMENT
DLI-6478357

EXHIBIT 10.3

EXHIBIT A
LEGAL DESCRIPTION
ALL THAT CERTAIN LAND SITUATED IN THE STATE OF COLORADO, CITY AND COUNTY OF DENVER, AND DESCRIBED AS FOLLOWS:

PARCEL ONE:

Lots 25 through 32, inclusive,
Block 66,
East Denver,
City and County of Denver,
State of Colorado.

PARCEL TWO:

Rights as contained in that certain Agreement by and between The Financial Center Condominium Office Association and 19th and Lawrence Associates, dated September 28, 1984 and recorded May 3, 1985 at Reception No. 010099 and July 22, 1985 at Reception No. 042212, City and County of Denver, State of Colorado real estate records.

PARCEL THREE:

Revocable license interests granted under Ordinance No. 210, Series of 1982 recorded January 20, 2000 at Reception No. 2000010228 and recorded again on February 2, 2000 at Reception No. 2000016163 of the City and County of Denver, State of Colorado real estate records.

[Note: Seller does not warrant or guaranty the acreage stated above]

Exhibit A – Page 1
DLI-6478357v11

EXHIBIT 10.3

EXHIBIT B

PROPERTY DOCUMENTS
Seller shall deliver the following to Purchaser through a secure website or make available at the Property to the extent in Seller’s possession:

Exhibit B – Page 1
DLI-6478357v11

EXHIBIT 10.3

1.    A new current preliminary title report including legible copies of items constituting liens and encumbrances on the Properties with copies of all easements or exceptions to title as noted.

Exhibit B – Page 2
DLI-6478357v11

EXHIBIT 10.3

2.    A list of all the personal property included in the sale.

Exhibit B – Page 3
DLI-6478357v11

EXHIBIT 10.3

3.    The most recent ALTA survey.

Exhibit B – Page 4
DLI-6478357v11

EXHIBIT 10.3

4.    One full set of all reports and plans that are available including, but not limited to, Phase I Environmental reports, Architectural and Engineering studies and construction plans including but not limited to construction plans related to the recent lobby renovation project, and site plans.

Exhibit B – Page 5
DLI-6478357v11

EXHIBIT 10.3

5.    Where available, accounting information showing details of all revenues and expenses for the operation during 2011, 2012, 2013 and year to date 2014, and trailing 12 months financial statements for 2013.

Exhibit B – Page 6
DLI-6478357v11

EXHIBIT 10.3

6.    Documents relating to the current status of any pending litigation affecting the Property and/or assets of the Properties.

Exhibit B – Page 7
DLI-6478357v11

EXHIBIT 10.3

7.    A copy of the standard lease document (including all addendums and exhibits).

Exhibit B – Page 8
DLI-6478357v11

EXHIBIT 10.3

8.    A current rent roll detailing monthly rent and all other lease charges, lease origination and expiration dates and security deposits by tenant.

Exhibit B – Page 9
DLI-6478357v11

EXHIBIT 10.3

9.    A copy of the 2011, 2012, 2013 and 2014 (when available) tax valuations and tax bills from the appropriate county and/or other jurisdiction. If applicable, provide a Personal Property Tax itemized report, valuations and bills.

Exhibit B – Page 10
DLI-6478357v11

EXHIBIT 10.3

10.    To the extent available, a copy of all utility billings which are/were the obligation of the seller for the past twelve months to include but not limited to Electric, Gas, Water, and Sewer. To the extent available, copies of the estimated annual CAM amounts previously provided to tenants of the Property and the subsequent annual reconciliations for the last 3 years.

Exhibit B – Page 11
DLI-6478357v11

EXHIBIT 10.3

11.    A copy of all service agreements and long term leases related to the project which are the obligation of the seller including, but not limited to, Internet, laundry, cable, telephone, landscaping, pest control, equipment lease or maintenance agreements, advertising (publications or internet), security, alarm monitoring, uniforms, etc.

Exhibit B – Page 12
DLI-6478357v11

EXHIBIT 10.3

12.    A certificate of insurance evidencing the existing fire, extended risk, liability, and other insurance coverage on the Property.

Exhibit B – Page 13
DLI-6478357v11

EXHIBIT 10.3

13.    A property and liability insurance loss runs report for the past 3 years.

Exhibit B – Page 14
DLI-6478357v11

EXHIBIT 10.3

14.    To the extent available, a maintenance log with a description of the date and cost of historical capital improvements made by Seller to the Property for the past 3 years.

Exhibit B – Page 15
DLI-6478357v11

EXHIBIT 10.3

15.    All documents and contracts (if available) relating to the construction, including guaranties, warranties and signed plans by the appropriate municipalities.

Exhibit B – Page 16
DLI-6478357v11

EXHIBIT 10.3

16.    All licenses, permits, certificates of occupancy, building inspection approvals, and covenants, conditions and restrictions affecting the Properties.

Exhibit B – Page 17
DLI-6478357v11

EXHIBIT 10.3

17.    A current aged delinquency and prepaid report (if available).

Exhibit B – Page 18
DLI-6478357v11

EXHIBIT 10.3

18.    If available from Seller’s property manager, an occupancy report for the property covering the past 36 months.

Exhibit B – Page 19
DLI-6478357v11

EXHIBIT 10.3

19.    To the extent permitted by applicable law, current compensation detail for existing on-site staff.

Exhibit B – Page 20
DLI-6478357v11

EXHIBIT 10.3

EXHIBIT C

SPECIAL WARRANTY DEED
THE STATE OF COLORADO    §

    §    KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF DENVER    §
THIS DEED, made to be effective this ____ day of ________________, 2014 between:
BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company (hereinafter referred to as “Grantor”), and ____________________, a ____________________ (hereinafter referred to as “Grantee”), whose mailing address is ________________________________________.
WITNESSETH, that Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by Grantee, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of the real property situated in Denver County, Colorado, described as follows:
See Exhibit A attached hereto
also known by street and number as 1875 Lawrence Street, Denver, Colorado.
TOGETHER, with all and singular the rights, benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or in anywise appertaining thereto, and together with all improvements situated thereon and any right, title and interest of Grantor in and to adjacent streets, alleys and rights-of-way (said land, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to collectively as the “Property”).
This conveyance is made subject to all presently recorded instruments affecting the Property as well as shortages in area, encroachments, overlapping of improvements, and all matters affecting the Property which are visible or would be revealed by a survey thereof and any other permitted exceptions under that certain Purchase Agreement dated May 1, 2014 between Grantor and Grantee (such matters being collectively referred to herein as the “Permitted Exceptions”).
TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise.

Exhibit C – Page 1
DLI-6478357v11

EXHIBIT 10.3

By acceptance of this Special Warranty Deed, Grantee assumes payment of all property taxes on the Property for the year 2014 and subsequent years.
IN WITNESS WHEREOF, this Special Warranty Deed has been executed by Grantor to be effective as of the ___ day of _______________ 2014.

GRANTOR: BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company By: Name: Title:

THE STATE OF TEXAS    §

    §

COUNTY OF DALLAS    §
This instrument was acknowledged before me on the ___ day of _______________ 2014, by ____________________, ____________________ of Behringer Harvard 1875 Lawrence, LLC, a Delaware limited liability company, on behalf of said company.

Notary Public

Exhibit C – Page 2
DLI-6478357v11

EXHIBIT 10.3

EXHIBIT D
BILL OF SALE
Seller, BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company (“Seller”), having its principal place of business at Dallas, Texas, in consideration of Ten Dollars ($10.00), receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over to ____________________, a ____________________ (“Purchaser”), the following described personal property, to-wit:
All of the furniture, fixtures, equipment, machines, apparatus, supplies and personal property, of every nature and description, and all replacements thereof now owned by Seller and located in or on the real estate described on Exhibit A attached hereto and made a part hereof, excepting therefrom any furniture, furnishings, fixtures, business equipment or articles of personal property belonging to tenants occupying the improvements situated on said real estate, or otherwise excluded pursuant to Tenant Estoppel Certificates executed by such tenants in connection with the sale and purchase of the real property and improvements thereon (the “Personal Property”) described in that certain Purchase Agreement between Seller and Purchaser dated May 1, 2014 (the “Purchase Agreement”).
Seller represents and warrants to Purchaser that (a) it possesses good and marketable title to the Personal Property, (b) the Personal Property is free and clear of all security interests, liens, title retention agreements and other encumbrances other than any Permitted Exceptions, and (c) it possesses full right, power and authority to transfer and assign the Personal Property to Purchaser.
EXCEPT AS EXPRESSLY SET FORTH IN THIS BILL OF SALE, SELLER MAKES NO WARRANTY OF MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE IN RESPECT OF THE FOREGOING PROPERTY, AND THE SAME IS SOLD IN “AS IS, WHERE IS” CONDITION, WITH ALL FAULTS. BY EXECUTION OF THIS BILL OF SALE, PURCHASER AFFIRMS THAT IT HAS NOT RELIED ON SELLER’S SKILL OR JUDGMENT TO SELECT OR FURNISH THE FOREGOING PROPERTY FOR ANY PARTICULAR PURPOSE, THAT SELLER MAKES NO WARRANTY OF MERCHANTABILITY, QUALITY, OR FITNESS FOR ANY PARTICULAR PURPOSE, AND THAT THE FOREGOING PROPERTY IS BEING SOLD TO PURCHASER WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS BILL OF SALE AND IN THE PURCHASE AGREEMENT.

[Signature Follows on Next Page]
IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be signed and sealed in its name by its officers thereunto duly authorized this ___ day of _______________ 2014.

Exhibit D – Page 1
DLI-6478357v11

EXHIBIT 10.3

SELLER: BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company By: Name: Title:

THE STATE OF TEXAS    §

    §

COUNTY OF DALLAS    §
This instrument was acknowledged before me on the ___ day of _______________ 2014, by ____________________, ____________________ of Behringer Harvard 1875 Lawrence, LLC, a Delaware limited liability company, on behalf of said company.

Notary Public

Exhibit D – Page 2
DLI-6478357v11

EXHIBIT 10.3

 EXHIBIT E
ASSIGNMENT OF LEASES AND SECURITY DEPOSITS
THE STATE OF COLORADO    §

    §    KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF DENVER    §
BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company (“Assignor”), in consideration of the sum of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to ____________________, a ____________________ (“Assignee”), all of Assignor’s right, title and interest in and to all leases, including any and all security deposits made by tenants pursuant to said leases in effect (“Existing Leases”) at the real property in Denver County, Colorado, more particularly described on Exhibit A attached hereto (“Property”); provided, however, that Assignor reserves and retains for itself any and all claims and causes of action that have accrued to Assignor under Existing Leases prior to the effective date of this Assignment of Leases and Security Deposits. Notwithstanding the foregoing, Assignor shall not commence any legal proceedings against any tenant while it remains in occupancy as a tenant at the Property.
Assignor does hereby agree to defend, indemnify and hold harmless Assignee from any liability, damages, causes of action, expenses and attorneys’ fees incurred by Assignee by reason of the failure of Assignor to fulfill, perform and discharge all of the various obligations and liabilities of Assignor arising prior to the effective date hereof under and by virtue of the Existing Leases assigned hereunder. Assignee does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages, causes of action, expenses and attorneys’ fees incurred by Assignor by reason of the failure of Assignee to fulfill, perform and discharge all of the various obligations and liabilities of Assignor arising on or after the effective date hereof under and by virtue of the Existing Leases assigned hereunder.
.
IN WITNESS WHEREOF, Assignor has executed this Assignment to be effective as of the ___ day of _______________ 2014.

ASSIGNOR: BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company By: Name: Title:

Exhibit E – Page 1
DLI-6478357v11

EXHIBIT 10.3

THE STATE OF TEXAS    §

    §

COUNTY OF DALLAS    §
This instrument was acknowledged before me on the ___ day of _______________ 2014, by ____________________, ____________________ of Behringer Harvard 1875 Lawrence, LLC, a Delaware limited liability company, on behalf of said company.

Notary Public

Exhibit E – Page 2
DLI-6478357v11

EXHIBIT 10.3

ACCEPTANCE
Assignee hereby accepts the foregoing Assignment of Leases and Security Deposits and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities of Assignor under and by virtue of the Existing Leases hereby assigned, which arise on or after the effective date hereof, including the return of security deposits, and does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages, causes of action, expenses and attorneys’ fees incurred by Assignor by reason of the failure of Assignee from and after the effective date hereof to fulfill, perform and discharge all of the various obligations and liabilities of Assignor under and by virtue of the Existing Leases assigned hereunder, including the return of security deposits, which arise on or after the effective date hereof.
IN WITNESS WHEREOF, this Acceptance has been executed to be effective as of the ___ day of _______________ 2014.

ASSIGNEE: ____________________, a __________ __________ By: Name: Title:

THE STATE OF ____________________    §

    §

COUNTY OF ____________________    §
This instrument was acknowledged before me on the ___ day of _______________ 2014, by ____________________, ____________________ of ____________________, a ____________________, on behalf of said ____________________.

Notary Public

Exhibit E – Page 3
DLI-6478357v11

EXHIBIT 10.3

EXHIBIT F

ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY
AND OTHER RIGHTS
THE STATE OF COLORADO    §

    §    KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF DENVER    §
FOR VALUE RECEIVED, BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company (“Assignor”), hereby conveys, assigns, transfers, and sets over unto ____________________, a ____________________ (“Assignee”), all the right, title and interest of Assignor in and to any and all intangible property owned by Assignor and used in connection with the real estate described on Exhibit A attached hereto and made a part hereof, and the buildings and improvements located thereon (“Property”), including without limitation, the right, if any, to use the name “1875 Lawrence Office Building” (specifically excluding, however the name “Behringer” or “Behringer Harvard,” any derivative thereof or any name which includes the name “Behringer” or “Behringer Harvard” or any derivative thereof), any website or URL related to the Property, if any, but specifically excluding any website or URL owned by Behringer, its affiliates or the property manager of the Property, all plans and specifications in the possession of Assignor which were prepared in connection with any of the Property, all assignable licenses, permits and warranties now in effect with respect to the Property, all assignable written contracts, commitments and equipment leases and all rights of Assignor thereunder relating to equipment located on the Property which will survive the closing hereunder, if any, described on Exhibit B attached hereto and made a part hereof, but excluding cash on hand and in bank and escrow accounts, and further excluding any furniture, furnishings, fixtures, business equipment or articles of personal property belonging to tenants occupying the Property or otherwise excluded pursuant to Tenant Estoppel Certificates executed by such tenants in accordance with that certain Purchase Agreement between Assignor, as seller, and Assignee, as purchaser, dated May 1, 2014, for the sale and purchase of the Property.
Assignor hereby agrees to defend, indemnify and hold harmless Assignee from any liability, damages, causes of action, expenses and attorneys’ fees incurred by Assignee by reason of the failure of Assignor to fulfill, perform and discharge all of the various obligations and liabilities of Assignor arising prior to the effective date hereof with respect to the above-described property assigned hereunder to Assignee. Assignee hereby agrees to defend, indemnify and hold harmless Assignor from any liability, damages, causes of action, expenses and attorneys’ fees incurred by Assignor by reason of the failure of Assignee to fulfill, perform and discharge all of the various obligations and liabilities of Assignor arising on or after the effective date hereof under with respect to the above-described property assigned hereunder to Assignee.
This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee and their respective successors and assigns.

Exhibit F – Page 1
DLI-6478357v11

EXHIBIT 10.3

[Signature Follows on Next Page]
IN WITNESS WHEREOF, Assignor has executed this Assignment and Assumption of Intangible Property and Other Rights to be effective as of the ___ day of _______________ 2014.

ASSIGNOR: BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company By: Name: Title:

Exhibit F – Page 2
DLI-6478357v11

EXHIBIT 10.3

ACCEPTANCE
Assignee hereby accepts the foregoing Assignment and Assumption of Intangible Property and Other Rights and agrees to become responsible for and assume, fulfill, perform and discharge all obligations and liabilities accruing or arising or required from and after the date hereof with respect to the above-described property, and does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages, causes of action, expenses and attorneys’ fees incurred by Assignor by reason of the failure of the undersigned from and after the date hereof to fulfill, perform and discharge all of the various obligations and liabilities with respect to the above-described property.
IN WITNESS WHEREOF, this Acceptance has been executed by Assignee to be effective as of the ___ day of _______________ 2014.

ASSIGNEE: ____________________, a __________ __________ By: Name: Title:

Exhibit F – Page 3
DLI-6478357v11

EXHIBIT 10.3

EXHIBIT G
NOTICE OF PURCHASE AND LEASE ASSIGNMENT TO TENANTS
_______________, 2014
[Name and Address of Tenant]
Re: Sale of 1875 Lawrence
Gentlemen:
Please be advised that ____________________ (“Purchaser”) has purchased the captioned property, in which you occupy space as a tenant pursuant to a lease dated _______________, 20___ (the “Lease”), from BEHRINGER HARVARD 1875 LAWRENCE, LLC (“Behringer”), the previous owner thereof. In connection with such purchase, Behringer has assigned its interest as landlord in the Lease to Purchaser and has transferred your security deposit in the amount of $_______________ (the “Security Deposit”) to Purchaser. Purchaser specifically acknowledges the receipt of and responsibility for the Security Deposit, the intent of Purchaser and Behringer being to relieve Behringer of any liability for the return of the Security Deposit.
All rental and other payments that become due subsequent to the date hereof should be payable to ____________________ and should be addressed as follows:
____________________
____________________
____________________
In addition, all notices from you to the landlord concerning any matter relating to your tenancy should be sent to ____________________ at the address above.
Very truly yours,
____________________,
a __________ __________
By:
Name:
Title:
BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company

Exhibit G – Page 1
DLI-6478357v11

EXHIBIT 10.3

By:
Name:
Title:

Exhibit G – Page 2
DLI-6478357v11

EXHIBIT 10.3

EXHIBIT H

FIRPTA AFFIDAVIT
THE STATE OF TEXAS    §

    §

COUNTY OF DALLAS    §
Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Internal Revenue Code), the owner of a disregarded entity that has legal title to a U.S. real property interest will be the transferor of the property and not the disregarded entity. To inform ____________________, a __________ __________ (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company (“Seller”), which is a wholly owned subsidiary of BEHRINGER HARVARD OPPORTUNITY OP II LP, a Delaware limited partnership (“Transferor”), the undersigned hereby certifies the following on behalf of Seller and Transferor:

Exhibit H – Page 1
DLI-6478357v11

EXHIBIT 10.3

1.    Seller is a wholly owned subsidiary of Transferor, and Seller is a disregarded entity as defined in Section 1.1445 2(b)(2)(iii) of the Income Tax Regulations;

Exhibit H – Page 2
DLI-6478357v11

EXHIBIT 10.3

2.    Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

Exhibit H – Page 3
DLI-6478357v11

EXHIBIT 10.3

3.    Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

Exhibit H – Page 4
DLI-6478357v11

EXHIBIT 10.3

4.    Transferor’s U.S. employer identification number is: #20-8235050;

Exhibit H – Page 5
DLI-6478357v11

EXHIBIT 10.3

5.    Transferor’s office address is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001; and

Exhibit H – Page 6
DLI-6478357v11

EXHIBIT 10.3

6.    Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii).
Seller and Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct, and complete, and the undersigned further declares that he has authority to sign this document in such capacity.
EXECUTED to be effective as of the ___ day of _______________ 2014.

TRANSFEROR: BEHRINGER HARVARD OPPORTUNITY OP II LP, a Delaware limited partnership By: BHO II, Inc., a Delaware corporation, its general partner By: Name: Title:

SWORN TO AND SUBSCRIBED BEFORE ME this ___ day of _______________ 2014 by ____________, _______________ of BHO II, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public

Exhibit H – Page 7
DLI-6478357v11

EXHIBIT 10.3

EXHIBIT I

AGREEMENT REGARDING DISCLAIMERS

This Agreement Regarding Disclaimers (this “Agreement”) is made to be effective as of the ___ day of _______________ 2014, by ____________________, a __________ __________ (“Purchaser”), for the benefit of BEHRINGER HARVARD 1875 LAWRENCE, LLC, a Delaware limited liability company (“Seller”).
RECITALS
A.    Seller and Purchaser executed that certain Purchase Agreement dated to be effective as of the 1st day of May 2014 (the “Purchase Agreement”) regarding the sale and purchase of certain property more specifically described therein (the “Property”). Any defined terms used but not defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.
B.    The Purchase Agreement requires that at Closing Purchaser and its counsel shall execute this Agreement.
NOW THEREFORE, Purchaser does hereby confirm and agree as follows:

Exhibit I – Page 1
DLI-6478357v11

EXHIBIT 10.3

1.    No Reliance. Purchaser acknowledges and agrees that Purchaser has had ample opportunity to review documents concerning the Property and to conduct physical inspections of the Property, including specifically, without limitation, inspections regarding the environmental condition of the Property, the structural condition of the Property, and the compliance of the Property with the Americans with Disabilities Act of 1990, 42 U.S.C. §12101 et seq. Purchaser hereby represents, warrants and agrees that (a) Purchaser has examined the Property and is familiar with the physical condition thereof and has conducted such investigations of the Property (including without limitation the environmental condition thereof) as Purchaser has deemed necessary to satisfy itself as to the condition of the Property and the existence or nonexistence, or curative action to be taken with respect to, any hazardous or toxic substances on or discharged from the Property, (b) except as expressly set forth in Section 5.1 of the Purchase Agreement, neither Seller nor Broker (as defined in the Purchase Agreement), nor any affiliate, agent, officer, employee or representative of any of the foregoing has made any verbal or written representations, warranties, promises or guarantees whatsoever to Purchaser, express or implied, and in particular, that no such representations, warranties, guarantees or promises have been made with respect to the physical condition, operation, or any other matter or thing affecting or related to the Property or the offering or sale of the Property, and (c) Purchaser has not relied upon any representations, warranties, guarantees or promises or upon any statements made or any information provided concerning the Property provided or made by Seller or Broker, or their respective agents and representatives, and Purchaser has elected to purchase the Property after having made and relied solely on its own independent investigation, inspection, analysis, appraisal and evaluation of the Property and the facts and circumstances related thereto. Without limiting the generality of the foregoing, Purchaser acknowledges and agrees that, except as required by applicable law or the provisions of the Purchase Agreement, neither Seller nor Broker has any obligation to disclose to Purchaser, and shall have no liability for its failure to disclose to Purchaser, any information known to it relating to the Property. Purchaser acknowledges and agrees that all materials, data and information delivered to Purchaser by or through Seller or Broker in connection with the transaction contemplated herein have been provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser.

Exhibit I – Page 2
DLI-6478357v11

EXHIBIT 10.3

2.    Disclaimers. PURCHASER ACKNOWLEDGES AND AGREES THAT THE PROPERTY HAS BEEN SOLD AND CONVEYED TO PURCHASER AND PURCHASER HAS ACCEPTED THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS.” EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5.1 OF THE PURCHASE AGREEMENT AND THE LIMITED WARRANTY OF TITLE EXPRESSLY SET FORTH IN THE DEED FROM SELLER TO PURCHASER, SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY. WITHOUT LIMITING THE GENERALITY OF THE PRECEDING SENTENCE OR ANY OTHER DISCLAIMER SET FORTH HEREIN, SELLER AND PURCHASER HEREBY AGREE THAT SELLER HAS NOT MADE AND IS NOT MAKING ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, AS TO (A) THE NATURE OR CONDITION, PHYSICAL OR OTHERWISE, OF THE PROPERTY OR ANY ASPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF HABITABILITY, SUITABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE, (B) THE NATURE OR QUALITY OF CONSTRUCTION, STRUCTURAL DESIGN OR ENGINEERING OF THE IMPROVEMENTS OR THE STATE OF REPAIR OR LACK OF REPAIR OF ANY OF THE IMPROVEMENTS, (C) THE QUALITY OF THE LABOR OR MATERIALS INCLUDED IN THE IMPROVEMENTS, (D) THE SOIL CONDITIONS, DRAINAGE CONDITIONS, TOPOGRAPHICAL FEATURES, ACCESS TO PUBLIC RIGHTS-OF-WAY, AVAILABILITY OF UTILITIES OR OTHER CONDITIONS OR CIRCUMSTANCES WHICH AFFECT OR MAY AFFECT THE PROPERTY OR ANY USE TO WHICH PURCHASER MAY PUT THE PROPERTY, (E) ANY CONDITIONS AT OR WHICH AFFECT OR MAY AFFECT THE PROPERTY WITH RESPECT TO ANY PARTICULAR PURPOSE, USE, DEVELOPMENT POTENTIAL OR OTHERWISE, (F) THE AREA, SIZE, SHAPE, CONFIGURATION, LOCATION, CAPACITY, QUANTITY, QUALITY, CASH FLOW, EXPENSES, VALUE, MAKE, MODEL, COMPOSITION, AUTHENTICITY OR AMOUNT OF THE PROPERTY OR ANY PART THEREOF, (G) EXCEPT FOR THE LIMITED WARRANTY OF TITLE EXPRESSLY SET FORTH IN THE DEED, THE NATURE OR EXTENT OF TITLE TO THE PROPERTY, OR ANY EASEMENT, RIGHT-OF-WAY, LEASE, POSSESSION, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONTRACT, CONDITION OR OTHERWISE THAT MAY AFFECT TITLE TO THE PROPERTY, (H)  ANY ENVIRONMENTAL, GEOLOGICAL, METEOROLOGICAL, STRUCTURAL, OR OTHER CONDITION OR HAZARD OR THE ABSENCE THEREOF HERETOFORE, NOW OR HEREAFTER AFFECTING IN ANY MANNER THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE ABSENCE OF ASBESTOS OR ANY ENVIRONMENTALLY HAZARDOUS SUBSTANCE ON, IN, UNDER OR ADJACENT TO THE PROPERTY, (I) THE COMPLIANCE OF THE PROPERTY OR THE OPERATION OR USE OF THE PROPERTY WITH ANY APPLICABLE RESTRICTIVE COVENANTS, OR WITH ANY LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL BODY (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY ZONING LAWS OR REGULATIONS, ANY BUILDING CODES, ANY ENVIRONMENTAL LAWS, AND THE AMERICANS WITH DISABILITIES ACT OF 1990, 42 U.S.C. 12101 ET SEQ, AND (J) ANY RENT ROLL CERTIFIED BY SELLER THAT IS PREPARED BY THE MANAGER OF THE PROPERTY TO THE EXTENT THAT THE INFORMATION CONTAINED IN SUCH RENT ROLL CONFLICTS WITH THE LEASES AND PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT PURCHASER HAS BEEN PROVIDED WITH COPIES OF ALL THE LEASES LISTED IN SCHEDULE 5.1(E) FOR REVIEW. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, VIOLATIONS OF ANY APPLICABLE LAWS, CONSTRUCTION DEFECTS, AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES,

Exhibit I – Page 3
DLI-6478357v11

EXHIBIT 10.3

DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS), CONSTRUCTION DEFECTS, PHYSICAL CONDITIONS, AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

Exhibit I – Page 4
DLI-6478357v11

EXHIBIT 10.3

3.    Survival of Disclaimers. Purchaser agrees that the provisions of this Agreement shall survive Closing.

PURCHASER: ____________________, a __________ __________ By: Name: Title: [Add Signature Block for Purchaser’s Counsel]

Exhibit I – Page 5
DLI-6478357v11

EXHIBIT 10.3

EXHIBIT J

TENANT ESTOPPEL CERTIFICATE
To:

Re:
Property Address: ____________________
Lease Date: _______________, 20___
Between ____________________, Landlord
and ____________________, Tenant
Square Footage Leased: __________
Suite No. __________
Floor __________

The undersigned Tenant under the above-referenced lease (“Lease”) certifies to ____________________ (“Purchaser”) and Behringer Harvard 1875 Lawrence, LLC the following:

Exhibit I – Page 1
DLI-6478357v11

EXHIBIT 10.3

(1)    The above-described lease has not been canceled, modified, assigned, extended or amended except at follows: ____________________.

Exhibit I – Page 2
DLI-6478357v11

EXHIBIT 10.3

(2)    Rent has been paid to the first day of the current month and all additional rent has been paid and collected in a current manner. There is no prepaid rent, except $_______________ and the amount of security deposit is $_______________.

Exhibit I – Page 3
DLI-6478357v11

EXHIBIT 10.3

(3)    We took possession of the leased premises on _______________, 20___, and commenced to pay rent on _______________, 20___. Rent is currently payable in the amount of $_______________ monthly.

Exhibit I – Page 4
DLI-6478357v11

EXHIBIT 10.3

(4)    The Lease terminates on _______________, 20___, and we have the following renewal option(s): ____________________.

Exhibit I – Page 5
DLI-6478357v11

EXHIBIT 10.3

(5)    All work to be performed for us under the Lease has been performed as required and has been accepted by us, except ____________________.

Exhibit I – Page 6
DLI-6478357v11

EXHIBIT 10.3

(6)    The Lease is: (a) in full force and effect; (b) free from default; and (c) we have no claims against the Landlord or offsets against rent.

Exhibit I – Page 7
DLI-6478357v11

EXHIBIT 10.3

(7)    The undersigned has received no notice of prior sale, transfer or assignment, hypothecation or pledge of the said Lease or of the rents received therein, except ____________________.

Exhibit I – Page 8
DLI-6478357v11

EXHIBIT 10.3

(8)    The undersigned has not assigned or sublet the said Lease nor does the undersigned hold the premises under assignment or sublease, except ____________________.

Exhibit I – Page 9
DLI-6478357v11

EXHIBIT 10.3

(9)    The base year for operating expenses and real estate taxes, as defined in the said lease is __________.

Exhibit I – Page 10
DLI-6478357v11

EXHIBIT 10.3

(10)    The undersigned has no other interest in any other part of the building of which the premises form a part or to any personal property appurtenant thereto or used in connection therewith except ____________________.

Exhibit I – Page 11
DLI-6478357v11

EXHIBIT 10.3

(11)    The undersigned has no right or option pursuant to the said lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part.

Exhibit I – Page 12
DLI-6478357v11

EXHIBIT 10.3

(12)    There are no other agreements written or oral between the undersigned and the Landlord with respect to the Lease and/or the leased premises and building.

Exhibit I – Page 13
DLI-6478357v11

EXHIBIT 10.3

(13)    The statements contained herein may be relied upon by the Landlord under the said Lease and by any prospective purchaser of the fee of the premises.
Tenant understands and acknowledges that KeyBank National Association, a national banking association (“KeyBank”), intends to make a loan to Purchaser to finance Purchaser’s purchase of the Property and receive as part of the security for such loan (i) a Deed of Trust encumbering Purchaser's fee interest in the Property and the rents, issues and profits of the Lease (the "Security Instrument"), and (ii) an Assignment of Leases and Rents ("Assignment of Leases") which affects the Lease, and that KeyBank (and persons or entities to whom the Security Instrument and/or Assignment of Leases may subsequently be assigned) is relying upon the representations and warranties contained herein in making such loan. Further, upon Purchaser’s acquisition of the Property, Tenant shall receive notice of the assignment of the Lease to Purchaser (the “Tenant Notice Letter”). Upon receipt of such Tenant Notice Letter, Tenant shall be deemed to have been notified that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to KeyBank as security for the aforesaid loan secured by the Security Instrument. In the event that KeyBank (or any person or entity to whom the Security Instrument and/or Assignment of Leases may subsequently be assigned) notifies Tenant of a default under the Security Instrument or Assignment of Leases and demand that Tenant pay its rent and all other sums due under the Lease to KeyBank (or such future lender), Tenant shall honor such demand without inquiry and pay its rent and all other sums due under the Lease directly to KeyBank (or such future lender) or as otherwise required pursuant to such notice and shall not thereby incur any obligation or liability to Purchaser.
If we are a corporation, the undersigned is a duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under his name.
In any event, the undersigned individual is duly authorized to execute this certificate.
Dated this ___ day of _______________ 2014.

TENANT: ____________________, a __________ __________ By: Name: Title:

Exhibit I – Page 14
DLI-6478357v11

EXHIBIT 10.3

SCHEDULE 1.1(c)

PERSONAL PROPERTY
Management Office

Hutch with closed back 72”
2- 72” office desks
4 metal 4 drawer lateral files
2, 96” credenza
4 conference room chairs
1, 3 shelf book case
3, 2 drawer lateral files
Lucent phone system
1, 96” conference room table and 8 chairs
HP Color Laserjet CP4005
Dell Vostro laptop #3550
2, Dell PC Desktop computers
Canon Image Runner 3300 MPH 12368

Building Lobby

2, 6’ benches
4, chairs and one center table
Guard desk chair
Lobby artwork on curved wall and in elevator lobby 1st floor (4 pictures in total) and 12 pieces on curved wall

Security System

27 Avigilon surveillance cameras and recording server

Conference Room – 2nd Floor

47 conference room chairs
10 conference room tables
1 refrigerator
1 microwave
2, Coffee makers – Kuerig
1, TV monitor NEC multisync P401
5 pictures of Denver skyline

Schedule 1.1(c) – Page 1
DLI-6478357v11

EXHIBIT 10.3

Schedule 1.1(c) – Page 2
DLI-6478357v11

EXHIBIT 10.3

SCHEDULE 1.1(e)

CONTRACTS

Vendor (#):	Service:
ThyssenKrupp Elevator	Elevator Maintenance
Western Propscapes	Exterior Landscape
Metro State Fire	Fire Life Safety System Monitor and Testing
Cummins Rocky Mountain LLC	Generator maintenance
Glass Systems	Window replacement
Automated Building Solutions	HVAC Controls
Bristol Botanics	Interior Landscape
H & M Maintenance - dba Rocky Mountain Janitorial	Janitorial/Day Porter
W. E. Keiding & Assoc.	Architectural & Engineering Services
Reidy Metal	Metal Maintenance
Alpha Park LLC	Parking Garage Management
Orkin Exterminating Company Inc.	Pest Control
Summit Riser Systems	Riser management
Denver Commercial Property Services	Sweeping & Power Washing Garage
Advantage Security	Security
Bob Popp Building Services	Snow Removal
Integra Telecom	Telephone Service
Sierra Electric	Electrical services
Chem Aqua	Water Treatment
Bob Popp Building Services	Window Cleaning
Alpine Disposal	Trash Removal
MARVIN POER	Tax Consulting

Schedule 1.1(e) – Page 1
DLI-6478357v11

EXHIBIT 10.3

SCHEDULE 5.1(e)

CERTIFIED RENT ROLL
See attached.

Schedule 5.1(e) – Page 1
DLI-6478357v11

EXHIBIT 10.3

SCHEDULE 5.1(j)

LEASE COMMISSIONS
$2,826.00 due to CBRE             2nd half commission on the Juneau lease

$5,532.00 due to Jones Lang Lasalle         2nd half commission on the Juneau lease

Schedule 5.1(i) – Page 1
DLI-6478357v11

EXHIBIT 10.3

SCHEDULE 5.8

MAJOR TENANTS

Pendleton Friedberg Wilson         13,595 sq ft

InfoNow Corp     13,595 sq ft

Schlumberger Water Services         11,286 sq ft

Sun Edison      7,932 sq ft

Denver School of Nursing          7,611 sq ft

Schedule 5.8 – Page 1
DLI-6478357v11

EXHIBIT 10.3

Schedule 5.8 – Page 2
DLI-6478357v11